As filed with the Securities and Exchange Commission on December 19, 2007

Investment Company Act File No. 811-7840; Securities Act File No. 33-65632

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

POST-EFFECTIVE AMENDMENT No. 48 ☒

and/or

REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 50 ☒

SCHRODER SERIES TRUST

875 Third Avenue, 22nd Floor, New York, New York 10022

(212) 641-3800

Carin F. Muhlbaum, Esq.

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor,

New York, New York 10022

Copies to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)	☒	On December 20, 2007 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)	☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)	☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 48 is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) and is being filed to include a revised prospectus and statement of additional information relating to Schroder Multi-Asset Growth Portfolio (formerly Schroder All Asset Fund), a series of Schroders Series Trust. This Post-Effective Amendment No. 48 is intended to amend and supersede Post-Effective Amendment No. 44 filed pursuant to Rule 485(b) under the Securities Act on December 5, 2007.

This filing relates only to Schroder Multi-Asset Growth Portfolio; it is not intended to amend or supersede any prior filing relating to any other series of the Registrant.

PROSPECTUS

December 20, 2007

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

A Shares

Advisor Shares

Investor Shares

R Shares

This Prospectus describes Schroder Multi-Asset Growth Portfolio (the “Fund”), a mutual fund offered by Schroder Series Trust (the “Trust”).

Schroder Multi-Asset Growth Portfolio seeks long-term capital appreciation through a flexible asset allocation approach. The Fund allocates its investments among a variety of different asset classes – including traditional asset classes and “alternative” asset classes – in response to changing market, economic, and investment conditions. An investment in the Fund involves risks.

This Prospectus explains what you should know about the Fund before you invest. Please read it carefully. You can call the Schroder Mutual Funds at (800) 464-3108 to find out more about the Fund and other funds in the Schroder family of funds, and to obtain a Prospectus. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SCHRODER SERIES TRUST

SUMMARY INFORMATION

Investment Objective. To seek long-term capital appreciation.

Principal Investment Strategies. The Fund seeks long-term capital appreciation through a flexible asset allocation approach, investing in traditional asset classes and in alternative asset classes. The Fund’s adviser, Schroder Investment Management North America Inc. (“Schroders”), and sub-adviser, Schroder Investment Management North America Limited (“SIMNA Ltd.”), allocate the Fund’s investments among asset classes in response to changing market, economic, and political factors and events that the adviser or sub-adviser believe may affect the value of the Fund’s investments. The Fund seeks a level of investment return, after investment advisory fees, in excess of the rate of inflation.

The Fund’s adviser or sub-adviser may seek exposure to the asset classes described below by investing in other investment companies or investment pools or by investing directly in securities and other investments. These might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds, and unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), such as “hedge funds”) or indexes of investment pools. Some of these funds or pools may be managed or sponsored by the adviser or sub-adviser and its affiliates, although others may not be. (The amount of the Fund’s investment in certain investment companies or investment pools is limited by law or by tax considerations.)

The Fund pursues its objective by using a combination of the following strategies:

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Allocating its investments among a broad array of traditional asset classes, such as equity and fixed-income investments, and less traditional, alternative asset classes, such as investments in real estate, commodities, currencies, and private equity, and investments in absolute return strategies, described below;

•	On-going asset allocation across markets and asset classes in response to changing market conditions and market cycles; and
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Specialist management within certain of the underlying asset classes. The Fund’s adviser or sub-adviser may itself manage the Fund’s assets allocated to a particular asset class, either directly or through a mutual fund or other pooled vehicle managed by it, or it may invest the Fund’s assets in other investment companies or private investment pools providing access to specialist management outside of the Schroders organization.

The Fund’s adviser and sub-adviser will emphasize the management of risk and volatility. Generally, the Fund’s adviser and sub-adviser seeks to minimize volatility in the value of its portfolio by:

•	Using a wide range of asset classes whose performance the adviser or sub-adviser believes will not be highly correlated with each other;
•	Employing asset allocation positioning with the aim of providing greater stability of performance; and
•	Employing derivatives to seek to limit the potential for loss in times of market volatility.

The portfolio is not managed with reference to a specified benchmark. Every asset class is reviewed on an ongoing basis by the Fund’s adviser or sub-adviser to determine whether it provides the opportunity to enhance performance or to reduce risk. The portfolio will be allocated across a range of asset classes. Exposure to different asset classes and strategies will vary over time, in response to changes in the adviser’s or the sub-adviser’s assessment of changing market, economic, and political factors and events that the adviser or sub-adviser believe may affect the value of the Fund’s investments.

The Fund’s adviser and sub-adviser will rely on proprietary asset allocation models to adjust the amount of the Fund’s investments in the various asset classes. They may manage the Fund’s investments in all of these asset classes directly, or may obtain exposure to one or more of these asset classes through investment in other registered investment companies or private investment pools or through the use of derivatives, as described below. The amount of the Fund’s investment in a particular asset class, or the types of investments it may make in a particular asset class, may be limited by tax considerations or limitations imposed by federal securities laws.

Principal Investments.

Traditional Asset Classes –

Equity Investments – Equity securities, of U.S. or foreign issuers of any size. Equity securities include common stocks, preferred stocks, and securities convertible into common or preferred stocks, and options and warrants to purchase common or preferred stocks. The Fund may invest any portion of its assets in equity securities of issuers located in “emerging market” countries. The Fund may also purchase securities in initial public offerings. In selecting investments for the Fund, the Fund’s adviser or sub-adviser may seek to identify securities of companies in industries, sectors, or geographical regions that it believes are undervalued or otherwise offer significant potential for capital appreciation, and companies that it believes offer the potential for capital appreciation based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors.

Fixed-Income Investments – Debt securities of issuers located anywhere in the world believed to offer the potential for attractive capital appreciation, current income, or both. Debt securities in which the Fund may invest include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; debt securities of domestic or foreign corporations; mortgage-backed and other asset-backed securities; obligations of international agencies or supranational entities; debt securities convertible into equity securities; inflation-indexed bonds; structured notes, including hybrid or “indexed” securities, event-linked bonds, and loan participations; and delayed funding loans and revolving credit facilities. Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies. The Fund may invest in securities of any credit rating, including securities of investment grade and higher-yielding, lower-rated securities, sometimes known as “junk” bonds. Securities will be considered to be of investment grade if they are rated BBB or above by a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.), or if they are unrated and the Fund’s adviser or sub-adviser considers them to be of comparable quality. If more than one nationally recognized statistical rating organization has rated a security, the highest rating will control for this purpose. The Fund will not normally invest in securities rated below CC- or the equivalent (or determined by the Fund’s adviser or sub-adviser to be of comparable quality). The Fund may invest any portion of its assets in debt securities of issuers located in “emerging market” countries.

Short-Term Investments – Short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.

Alternative Asset Classes –

Real Estate – Investments in real-estate related securities, such as real estate investment trusts (“REITs”) (equity REITs or mortgage REITs), real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms; finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

Absolute Return – Investments in portfolios of securities managed to provide an investment return that is generally independent of changes in the values of broad-based equity securities indices. Those portfolios may include long and short equity or fixed-income positions and investments in derivatives. Absolute return investments will normally be selected for their ability to provide predictable, hedged returns over time.

Infrastructure – Securities of U.S. and non-U.S. issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities.

Commodities – Investments intended to provide exposure to one or more physical commodities or securities indices. Investments may include, by way of example, futures contracts, options on futures contracts, and forward contracts, and securities designed to provide commodity-based exposures.

Currencies – Investment positions in various foreign currencies, including actual holdings of those currencies, forward, futures, swap, and option contracts with respect to foreign currencies.

Private Equity – Investments in private companies (or private investments in public companies) typically made in connection with the organization or restructuring of a company, including so-called leveraged buy-outs and management buy-outs.

The Fund’s adviser or sub-adviser may seek exposure to the asset classes described above either by investing in other investment companies or investment pools or by investing directly in securities or other investments. The Fund may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as, for example, futures contracts, interest rate swaps, total return swaps, options (puts and calls) purchased or sold by the Fund, and structured notes. The Fund may also use derivatives for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments or pending the sale of securities by the Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s Statement of Additional Information (“SAI”). In addition, investments in derivatives, as well as in securities with substantial market and/or credit risk as well as foreign securities, tend to have exposure to liquidity risk, as described further in this Prospectus and in the Fund’s SAI.

Provisions of the 1940 Act and the rules promulgated thereunder limit the Fund’s ability to invest both in other investment companies and in certain derivatives that are not “securities” as the term is defined in the 1940 Act. The

Fund has applied to the Securities and Exchange Commission (the “SEC”) for exemptive relief from these limitations, but until such exemptive relief is granted the Fund’s ability to use such derivatives may be limited. If the SEC does not grant the requested exemptive relief, the Fund may be limited in its ability to enter into transactions involving investments that do not qualify as “securities” under applicable law; in that case, the Fund may need to pursue its investment strategy through alternative means, which may have an adverse effect on the Fund’s performance or expense ratio.

The Fund’s adviser or sub-adviser may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value. If the Fund’s adviser and sub-adviser trade the Fund’s portfolio securities frequently, it may result in taxable capital gains and transaction costs (such as brokerage expense or the bid/asked spread on purchases and sales of securities).

The Fund’s investment adviser or sub-adviser may retain one or more other additional sub-advisers to manage portions of the Fund’s portfolio invested in certain asset classes. The Fund may apply for exemptive relief from the SEC to permit the Fund’s adviser or sub-adviser to retain one or more sub-advisers without approval of shareholders of the Fund. Until the Fund receives that relief, the Fund’s adviser or sub-adviser will not generally be permitted to retain any sub-adviser (other than certain sub-advisers affiliated with Schroders) without shareholder approval, although the Fund will be permitted to terminate any sub-advisory agreement.

The table below shows the percentages of the Fund’s assets the Fund’s adviser or sub-adviser expects to be allocated to each of the identified assets classes initially. The Fund may gain exposure to each asset class directly, through investments in other investment companies, or through use of derivatives. It is possible that the initial allocation and advisory arrangements with respect to an asset class will be different from those shown in the table. Allocations and anticipated investment ranges will change over time.

Asset Class	Initial Estimated Allocation	Anticipated Investment Ranges
Equity Investments	50%	0-75%
Fixed Income Investments
Investment Grade Fixed-Income Investments	0%	0-25%
Below investment grade and EMD Fixed Income Investments	18%	0-25%
Alternative Investments	24.5%	0-50%
Real Estate	4%	0-25%
Absolute Return	2%	0-30%
Infrastructure	2%	0-15%
Commodities	11%	0-20%
Currencies	0%	0-8%
Private Equity	5.5%	0-15%
Cash and other short term investments	7.5%	0-25%

The Fund will seek to allocate its investments across a variety of asset classes, which may serve to reduce overall investment risk, although it is not a guarantee against losses. Although Schroders will attempt to reduce the volatility of the Fund’s portfolio through investment across a variety of asset classes, there can, of course, be no assurance that Schroders will be successful in doing so. It is possible that the Fund could experience losses in all of the asset classes in which it has invested at any time. The Fund is a diversified investment company as defined in the 1940 Act.

The Fund’s adviser and sub-adviser expect that, initially, the Fund will allocate its assets as follows: pooled investment vehicles not sponsored by Schroders or a Schroders affiliate – 68.5%; pooled investment vehicles sponsored by Schroders or a Schroders affiliate – 21%; and direct investments (not through other investment pools) – 10.5%. It is nonetheless possible that the initial allocation will be different; allocations between direct investments and affiliated and unaffiliated pooled investment vehicles will change over time.

Principal Risks.

•	It is possible to lose money on an investment in the Fund.
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Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

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Equity Markets Risk. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

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Small and Mid Cap Companies Risk. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers’ earnings potential or assets.

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Initial Public Offerings (IPOs) Risk. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering. Such investments are subject generally to the risks described above under “Small and Mid Cap Companies Risk.” Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

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Convertible Securities Risk. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks. The Fund may also invest in corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of preferred or common stock, and so subject to the risks of investments in both debt securities and equity securities.

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Warrants Risk. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

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Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

•	Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.
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Inflation/Deflation Risk. Inflation risk is the risk that the value of the Fund’s investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

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Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

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Valuation Risk. Due to the nature of some of the Fund’s investments and the market environment, a portion of the Fund’s assets may be valued by Schroders at fair value pursuant to guidelines established by the Board of Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. There can be no assurance that such prices accurately reflect the price the Fund would receive upon sale of a security, and to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When the Fund invests in other mutual funds or investment pools, it will generally value its investments in those funds or pools based on the valuations determined by the funds or pools, which may not be precisely the same as if the net assets of the funds or pools had been valued using the procedures employed by the Fund to value its own assets.

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U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in U.S. Government securities may also be subject to interest rate risk (as described above under “Interest Rate Risk”), prepayment risk (as described below under “Mortgage and Asset-Backed Securities Risk”), extension risk (as described above under “Extension Risk”), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

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Mortgage and Asset-Backed Securities Risk. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. In addition to interest rate risk (as described above under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk and valuation risk (as described above under “Credit Risk” and “Valuation Risk”) and liquidity risk (as described below under “Liquidity Risk”).

Asset-backed securities in which the Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the Trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

If the Fund purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

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High-Yield/Junk Bonds Risk. Securities rated below investment grade (“high-yield bonds” or “junk bonds”) lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

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Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

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Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

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Emerging Markets Securities Risk. The Fund may invest in “emerging market” countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country’s dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries’ economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies described above under “Small and Mid Cap Companies Risk.”

The Fund’s adviser and sub-adviser currently consider “emerging market” countries to be countries not included at the time of investment in the Morgan Stanley International World Index of major world economies. Countries currently in this Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Fund’s adviser or sub-adviser may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund’s investments. The Fund’s adviser and sub-adviser have determined, based on an analysis of current economic and political factors pertaining to Hong Kong SAR, that Hong Kong SAR should be considered as an emerging market country for purposes of the Fund’s eligible investments.

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Geographic Focus Risk. To the extent the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

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Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

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Leverage Risk. The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used.

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Over-the-Counter Risk. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

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Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value. If the Fund invests in an investment company that is not part of the Schroder group of funds, it will not be permitted to require that investment company to redeem more than one percent of the investment company’s outstanding shares in any 30-day period; as a result, the Fund may be required to consider shares of such an investment company to be illiquid to the extent they may not be immediately redeemable by the Fund.

•	Real Estate Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to the effect of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

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Infrastructure Investment Risk. The Fund’s infrastructure-related investments expose the Fund to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

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Commodity Risk. The Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund’s ability to invest in commodity-related investments may be limited by tax considerations.

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Investments in Pooled Vehicles Risk. The Fund may invest in shares of other open-end or closed-end investment companies (including single country funds), exchange-traded funds, and investment pools not registered under the 1940 Act. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects the Fund to a pro rata portion of the other investment company’s fees and expenses. Unregistered investment pools are not subject to the same level of regulation as are registered investment companies, including investor protection laws, rules, and regulations.

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Allocation Risk. The Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated between the underlying funds in which it invests according to the Fund’s asset allocation targets and ranges. The Fund’s adviser and sub-adviser attempt to identify allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that such allocation techniques will produce the desired results.

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Underlying Fund Risk. The value of your investment in the Fund is related to the investment performance of the underlying funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these funds and their investments. Because the Fund’s allocation among different underlying funds and investments directly in securities will vary, your investment may be subject to any and all of these risks at different times and to different degrees.

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Affiliated Fund Risk. In managing the Fund, the adviser or sub-adviser will have authority to select and substitute underlying funds managed by them or their affiliates. The Fund’s investment adviser or its sub-adviser may be subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the adviser or sub-adviser or an affiliate, or in a pool managed by an unaffiliated manager, and may have an economic or other incentive to select the pool managed by it or its affiliate over another pool that may be more appropriate for the Fund.

The adviser or sub-adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to them by some underlying Schroders funds may be higher than the fees paid to them by the Fund or by other funds available for investment by the Fund. The Fund’s adviser or sub-adviser or an affiliate may receive fees from underlying funds which they advise or sub-advise, in addition to fees paid to the adviser by the Fund, and therefore may have an incentive to invest the Fund’s assets in such funds. Similarly, the adviser and sub-adviser have a financial incentive to invest the Fund’s assets in affiliated underlying funds with higher fees than other affiliated and unaffiliated funds available for investment by the Fund. The Fund’s adviser has implemented a fee waiver and expense limitation the amount of which is based, in part, on the likely revenues to the adviser and its affiliates from investment in affiliated underlying funds. In addition, the adviser will report to the Fund’s Trustees periodically as to the amount of the Fund’s assets invested in affiliated underlying funds and the bases for the adviser’s or sub-adviser’s selection of those investments. In addition, the adviser or sub-adviser may have an incentive to take into account the effect on an underlying fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell interests in the pool; the interests of the underlying fund or pool may or may not be consistent with those of the Fund.

•

Depositary Receipts Risk. The Fund may invest in sponsored or unsponsored Depositary Receipts. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

•

Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. The Fund’s adviser or sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s ability to achieve its investment objective depends upon the adviser’s or sub-adviser’s ability to select the best mix of underlying funds and securities and strategic asset allocation. There is a risk that the Fund’s adviser or sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, and the relative attractiveness of asset classes or other matters.

•

Private Placements and Restricted Securities. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Fund’s adviser or sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. The Fund’s sale of such investments may also be restricted under securities laws.

•

Loan Participations. The Fund may invest in “loan participations.” The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s net asset value. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

•

Repurchase Agreements. The Fund may enter into repurchase agreements. The Fund’s investment return on such assets will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.

•

Frequent Trading/Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund’s sub-adviser expects that the portfolio turnover rate for the Fund’s first fiscal year will be approximately 60%. The Fund and its shareholders will also share in the costs and tax effects of portfolio turnover in any underlying funds in which the Fund invests.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance.

Changes in investment objective and strategies. The Fund’s investment objective and strategy and target allocations and, unless otherwise noted in this prospectus or in the Statement of Additional Information

(“SAI”), other investment policies of the Fund are not fundamental policies and, as such, may be changed by the Trustees without a vote of, or notice to, the shareholders.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment):

	Investor Shares		A Shares		Advisor Shares		R Shares
Maximum Sales Load Imposed on Purchases	None		4.50	%(1)	None		None
Maximum Deferred Sales Load	None		None		None		None
Maximum Sales Load Imposed on Reinvested Dividends	None		None		None		None
Redemption Fee	2.00	%(2)	2.00	%(2)	2.00	%(2)	2.00	%(2)
Exchange Fee	None		None		None		None
(1)	You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. See “Types of Shares Available – A Shares” for details.
(2)	Shares of the Fund held for two months or less are subject to a redemption fee of 2.00%, subject to certain exceptions described herein. See “How to Sell Shares – Redemption Fee.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

	Investor Shares	A Shares	Advisor Shares	R Shares
Management Fees (1)	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	0.25%	0.50%
Other Expenses (2)	0.89%	0.89%	0.89%	0.89%
Acquired Fund Fees and Expenses (3)	0.75%	0.75%	0.75%	0.75%
Total Annual Fund Operating Expenses	2.39%	2.64%	2.64%	2.89%
Less: Fee Waiver and Expense Limitation(4)	0.39%	0.39%	0.39%	0.39%
Net Expenses (4) (5)	2.00%	2.25%	2.25%	2.50%
(1)

Management Fees for the Fund include all fees payable to the Fund’s adviser and its affiliates for investment advisory and fund administration services. The Fund also pays sub-administrative fees directly to SEI Investments Global Fund Services, and those fees are included under “Other Expenses.” The Fund’s adviser has contractually agreed to waive a portion of its management fee through February 28, 2009 (see footnote (4) below).

(2)	“Other Expenses” for the Fund are based on estimated amounts for the Fund’s current fiscal year.
(3)

The ‘‘Acquired Fund Fees and Expenses’’ are the expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the total operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. Excluding these indirect cost of the underlying funds, Total Annual Fund Operating Expenses would be: Investor Shares: 1.64%; A Shares: 1.89%; Advisor Shares: 1.89%; and R Shares: 2.14%; and net expenses after waivers and expense reimbursements would be: Investor Shares: 1.25%; A Shares: 1.50%; Advisor Shares: 1.50%; and R Shares: 1.75%.

(4)

The “Net Expenses” shown for the Fund reflect the effect of the contractually imposed fee waiver and expense limitations, in effect until February 28, 2009, on the Total Annual Fund Operating Expenses of the Fund. In order to limit the expenses of the Fund’s shares, the Fund’s adviser has contractually agreed until that date (i) to reduce its compensation by 0.15% and (ii) if necessary, to pay other Fund expenses to the extent that the Total Annual Fund Operating Expenses of the Fund (other than Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each share class of the Fund exceed the following annual rates (based on the average daily net assets attributable to each of the Fund’s share classes taken separately): Investor Shares 1.25%; A Shares: 1.50%; Advisor Shares: 1.50%; and R Shares: 1.75%. The fee waiver and expense limitations for the Fund may only be terminated during their term by the Board of Trustees.

(5)

The “Net Expenses” shown in the table above include Acquired Fund Fees and Expenses, as described in footnote (3) above. The “Net Expenses” in the table do not include interest, taxes, or extraordinary expenses. The Fund does not expect to incur such expenses in its first fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses for each year are the same as the Fund’s Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund’s Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

	1 Year	3 Years
Investor Shares	$203	$702
A Shares	$668	$1,193
Advisor Shares	$228	$777
R Shares	$253	$852

Because of Rule 12b-1 fees paid by the Fund on A Shares, Advisor Shares and R Shares, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under the applicable broker-dealer sales rules.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund may not achieve its objective. The following provides more detail about certain of the Fund’s principal risks and the circumstances which could adversely affect the value of the Fund’s shares or its investment return. Unless a strategy or policy described below is specifically prohibited by the Fund’s investment restrictions as set forth in this Prospectus or under “Investment Restrictions” in the Fund’s SAI, or by applicable law, the Fund may engage in each of the practices described below.

•

Equity Securities Risk. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund’s adviser or sub-adviser, due to factors that adversely affect equities markets generally or particular companies in the portfolio. Common stocks represent an equity or ownership interest in an issuer and are subject to issuer and market risks that may cause their prices to fluctuate over time. Preferred stocks represent an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends and in liquidation. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions.

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Convertible Securities Risk. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of preferred or common stock, and so subject to the risks of investments in both debt securities and equity securities. The Fund may also invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

•	Warrants Risk. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock.
•

Foreign Investment Risk. The Fund may invest in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, the Fund may have limited recourse available to it. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to the Fund’s investments in foreign securities. In determining whether to invest the Fund’s assets in debt securities of foreign issuers, the Fund’s adviser or sub-adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

•

Foreign Currencies Risk. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. The Fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of the Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. The Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

•

Emerging Markets Securities Risk. Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which the Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

•

Geographic Focus Risk. To the extent that the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

•

Equity Markets Risk. Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

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Small and Mid Cap Companies Risk. The Fund may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small and mid cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers’ earnings potential or assets.

•

Initial Public Offerings (IPOs) Risk. The Fund may also purchase securities of companies in initial public offerings (IPOs), which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. The investment performance of the Fund during periods when they are unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so.

•

Private Placements and Restricted Securities. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Fund’s adviser or sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. The Fund’s sale of such investments may also be restricted under securities laws. In the event that the Trustees, or persons designated by the Trustees, determine that a security is “readily marketable” pursuant to these procedures, and the Fund is not able to sell such security at the price that such persons anticipate, the Fund’s net asset value will decrease.

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Derivatives Risk. Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Fund’s adviser or sub-adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of the Fund’s counterparty to perform its obligations under the transaction. The Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. See the Fund’s SAI for more information. Special tax considerations apply to the Fund’s investments in derivatives.

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Leverage Risk. The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Over-the-Counter Risk. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

•

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may be highly volatile and difficult to value.

•

Real Estate Risk. The Fund may invest in REITs that subject it to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•

Mortgage and Asset-Backed Securities Risk. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk (as described below under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of liquidity risk, valuation and credit risk (as described above under “Liquidity Risk” and below under “Credit Risk” and “Valuation Risk”). Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell.

The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

If the Fund purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

•

Infrastructure Investment Risk. The Fund’s infrastructure-related investments expose the Fund to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational, or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

•

Commodity Risk. The Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if the Fund’s income from investments in commodities-linked derivatives were to exceed a certain threshold, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Code.

•

Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

•

Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities.

If a security has been rated by more than one nationally recognized statistical rating organization the Fund’s adviser or sub-adviser will consider the highest rating for the purposes of determining whether the security is of “investment grade.” The Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund’s adviser or sub-adviser will consider whether the security continues to be an appropriate investment for the Fund. The Fund considers whether a security is of “investment grade” only at the time of purchase. The Fund may invest in securities which will not be rated by a nationally recognized statistical rating organization (such as Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service Inc.), and their credit quality will be determined by the adviser or sub-adviser.

Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

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Inflation/Deflation Risk. Inflation risk is the risk that the Fund’s assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

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Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

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U.S. Government Securities Risk. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk (as described above under “Interest Rate Risk”), prepayment risk (as described above under “Mortgage and Asset-Backed Securities Risk”), extension risk (as described above under “Extension Risk”), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

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High-Yield/Junk Bonds Risk. The Fund may invest in securities of any credit rating, including securities of investment grade and higher-yielding, lower-rated securities, sometimes known as “junk” bonds. Securities will be considered to be of investment grade if they are rated BBB or above by a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.), or if they are unrated and the Fund’s adviser or sub-adviser considers them to be of comparable quality. If more than one nationally recognized statistical rating organization has rated a security, the highest rating will control for this purpose. The Fund will not normally invest in securities rated below CC- or the equivalent (or determined by the Fund’s adviser or sub-adviser to be of comparable quality). The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by them, the Fund at times may be unable to establish the fair value of such securities. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund adviser’s or sub-adviser’s investment analysis than would be the case if the Fund was investing in securities in the higher rating categories.

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Investments in Pooled Vehicles Risk. The Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and ETFs, that are advised by the Fund’s adviser or sub-adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, the Fund may pay a premium above such investment company’s net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value. As a shareholder in an investment company, the Fund, and indirectly that Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, the Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations, such as redemption fees; under certain circumstances, such investment companies that are sponsored by Schroders or its affiliates will waive such a redemption fee. See “How to Sell Fund Shares – Redemption Fees” for more information.

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Allocation Risk. The Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among the underlying funds in which it invests according to the Fund’s asset allocation targets and ranges. The Fund’s adviser and sub-adviser attempt to identify allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Fund’s adviser or sub-adviser will focus on an underlying fund that performs poorly or underperforms other underlying funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions. Although the Fund will attempt to invest in a number of different underlying funds, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be particularly sensitive to the risks associate with that fund and any investments in which that fund concentrates.

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Underlying Fund Risk. The value of your investment in the Fund is related to the investment performance of the underlying funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these funds and their investments. Because the Fund’s allocation among different underlying funds and investments directly in securities will vary, your investment may be subject to any and all of these risks at different times and to different degrees. There is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds’ performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objective or policies without the approval of the Fund. If an underlying fund were to change its investment objective or policies, the Fund may be forced to withdraw its investment from the underlying fund at a disadvantageous time. To the extent that the Fund invests a significant portion of its assets in an underlying fund, it will be particularly sensitive to the risks associated with that underlying fund. Underlying funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the underlying fund’s net asset value.

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Affiliated Fund Risk. In managing the Fund, the Fund’s adviser or sub-adviser will have authority to select and substitute underlying funds. The Fund’s investment adviser or its sub-adviser may be subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the adviser or sub-adviser or an affiliate, or in a pool managed by an unaffiliated manager, and may have an economic or other incentive to select the pool managed by it or its affiliate over another pool that may be more appropriate for the Fund. The adviser or sub-adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to them by some underlying Schroders funds may be higher than the fees paid to them by the Fund or by other funds available for investment by the Fund. The Fund’s adviser or sub-adviser or an affiliate may receive fees from underlying funds which they advise or sub-advise, in addition to fees paid to the adviser by the Fund, and therefore may have an incentive to invest the Fund’s assets in such funds. Similarly, the adviser and sub-adviser have a financial incentive to invest the Fund’s assets in affiliated underlying funds with higher fees than other affiliated and unaffiliated funds available for investment by the Fund. The Fund’s adviser has implemented a fee waiver and expense limitation the amount of which is based, in part, on the likely revenues to the adviser and its affiliates from investment in affiliated underlying funds. In addition, the adviser will report to the Fund’s Trustees periodically as to the amount of the Fund’s assets invested in affiliated underlying funds and the bases for the adviser’s or sub-adviser’s selection of those investments. Furthermore, the adviser or sub-adviser may have an incentive to take into account the effect on an underlying fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell interests in the pool; the interests of the underlying fund or pool may or may not be consistent with those of the Fund. However, the Fund’s adviser or sub-adviser is a fiduciary to the Fund and is obligated to act in its best interest when selecting underlying funds. In fulfilling their fiduciary duties, on an ongoing basis, the adviser and sub-adviser will seek to assure that any conflicts are minimized.

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Depositary Receipts Risk. The Fund may invest in American Depositary Receipts (“ADRs”), as well as German Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities. Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Investments in non-U.S. issuers through Depository Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. The Fund may invest in both sponsored and unsponsored Depositary Receipts. Unsponsored Depositary Receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored Depositary Receipts and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer.

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Management Risk. Because the Fund is actively managed, the Fund’s investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. The Fund’s adviser or sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s ability to achieve its investment objective depends upon the adviser’s or sub-adviser’s ability to select the best mix of underlying funds and securities and strategic asset allocation. There is a risk that the Fund’s adviser or sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, and the relative attractiveness of asset classes or other matters.

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Frequent Trading / Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s adviser or sub-adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by the Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to the Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. During periods when the Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. Consult your tax advisor regarding the effect the Fund’s portfolio turnover rate could have on your tax situation. The Fund and its shareholders will also share in the costs and tax effects of portfolio turnover in any underlying funds in which the Fund invests.

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Valuation Risk. Due to the nature of some Fund investments and the market environment, a portion of a Fund’s assets may be valued by Schroders at fair value pursuant to guidelines established by the Board of Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent the Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security. In addition, to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. If the Fund has valued securities it holds too high, you may end up paying too much for the Fund’s shares when you buy into the Fund. If the Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. When the Fund invests in other mutual funds or investment pools, it will generally value its investments in those funds or pools based on the valuations determined by the funds or pools, which may not be precisely the same as if the net assets of the funds or pools had been valued using the procedures employed by the Fund to value its own assets.

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Loan Participations. The Fund may invest in “loan participations.” Loan participations may be structured in different forms, including novations, assignments and participating interests. By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s net asset value. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

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Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Fund’s investment return on such assets will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. If the seller of a repurchase agreement defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Principal Investment Strategies section above, the Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Fund’s adviser or sub-adviser might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund’s adviser or sub-adviser.

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Short Sales. The Fund may sell a security short when the Fund’s adviser or sub-adviser anticipates that the price of the security will decline. The Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund “closes” the short position. A short position will result in a loss if the market price of the security in question increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where such Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

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When-Issued, Delayed Delivery, and Forward Commitment Transactions. The Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for the Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

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Securities Loans. The Fund may lend portfolio securities to broker-dealers. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. The Fund may enter into securities loans as a non-principal investment strategy, as a way to recognize additional current income on securities that it owns.

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Temporary Defensive Strategies. At times, the Fund’s adviser or sub-adviser may judge that conditions in the securities markets make pursuing the Fund’s investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund’s adviser or sub-adviser may, but is not required to, take temporary “defensive” positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In implementing these defensive strategies, the Fund may invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund’s adviser or sub-adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

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Securities in Default. The Fund may invest a portion of its assets in debt securities that are in default. Securities that are in default are subject generally to the risks described above under “Principal Risks of Investing in the Fund – High-Yield/Junk Bonds Risk,” and may offer little or no prospect for the payment of the full amount of unpaid principal and interest.

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Other Investments. The Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Fund.

MANAGEMENT OF THE FUND

The Trust is governed by a Board of Trustees. The Board of Trustees of the Trust has retained Schroders to serve as the Fund’s adviser. Subject to the control of the applicable Board of Trustees, Schroders also manages the Fund’s other affairs and business.

SIMNA Ltd., an affiliate of Schroders, serves as sub-adviser responsible for portfolio management of the Fund, including the allocation of the Fund’s investments among asset classes.

Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Fund and as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, Schroders’ ultimate parent, is a global asset management company with approximately $280.5 billion under management as of September 30, 2007. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world’s investment markets.

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Management Fees. The Fund has agreed to pay management fees for investment management services to Schroders at the annual rate (based on the Fund’s average daily net assets) of 0.75%. For the services to be rendered by SIMNA Ltd., Schroders (and not the Trust or the Fund) will pay to SIMNA Ltd. a monthly fee in an amount equal to fifty percent (50%) of all fees actually paid by the Fund to Schroders for such month, provided that SIMNA Ltd.’s fee for any period will be reduced such that SIMNA Ltd. will bear fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period. Schroders has agreed to waive a portion of its management fees through February 28, 2009.

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Expense Limitations and Waivers. In order to limit the expenses of the Fund, Schroders has contractually agreed until February 28, 2009 (i) to reduce its compensation by 0.15% and (ii) if necessary, to pay other Fund expenses to the extent that the Total Annual Fund Operating Expenses of the Fund (other than Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each share class of the Fund exceed the following annual rates (based on the average daily net assets attributable to each of the Fund’s share classes taken separately): A Shares: 1.50%; Advisor Shares: 1.50%; Investor Shares 1.25%; and R Shares: 1.75%.

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Portfolio Management. The portfolio manager at SIMNA Ltd. named below has primary responsibility for making investment decisions for the Fund. All investment decisions are made by a team of investment professionals at SIMNA Ltd. with the portfolio manager named below having primary responsibility for making investment decisions for the Fund. The portfolio manager’s recent professional experience is also shown. The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Andreas Koester, CFA	Head of Multi-Asset Solutions, Europe	Inception

Mr. Koester is Head of Multi-Asset Solutions, Europe of Schroders. He has been an employee of SIMNA Ltd. since 2005. Formerly, Head of Asset Allocation and Balanced Funds and Senior Portfolio Manager of AXA Investment Managers from 2001 to 2005.

HOW THE FUND’S SHARES ARE PRICED

The Fund calculates the net asset value per share of each of its classes of shares by dividing the total value of the assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. The Fund values its shares as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Exchange is currently closed on weekend days and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Schroders, most nearly represent the market values of such securities. Securities for which market values are not readily available, or for which the Fund’s adviser or sub-adviser believes the market value is unreliable (including, for example, certain foreign securities, thinly traded securities, initial public offerings, or when there is a particular event that may affect the value of a security), are valued by Schroders at their fair values pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees. A pricing service may recommend a fair value based generally on prices of comparable securities. Certain securities, such as various types of options (as described further below), are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value guidelines may differ from recent market prices for the investment. Reliable market quotations are not considered to be readily available for most long-term bonds, certain preferred stocks, tax-exempt securities and certain foreign securities. Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Below investment grade debt instruments (“high yield debt”) and emerging markets debt instruments will generally be valued at prices furnished by pricing services based on the mean of bid and asked prices supplied by brokers or dealers, although, if the bid-asked spread exceeds five points, that security will typically be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, unless Schroders believes another valuation is more appropriate.

If the Fund’s assets are invested in one or more open-end investment management companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the value of the securities held directly by the Fund and the net asset values of the registered open-end investment management companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which these companies will use fair value pricing.

Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options and futures not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available are generally valued at the most recently reported mid-market price. Credit default and interest rate swaps are valued at the estimate of the mid-market price, together with other supporting information. Options on indices or exchange-traded fund (“ETF”) shares are valued at the closing mid-market price. If such prices are not available, unlisted securities and derivatives are valued by Schroders pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees, at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the markets where such securities and derivatives trade, such as security and bond prices, interest rates, and currency exchange rates.

The Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund’s portfolio securities may change on days when the price of the Fund’s shares is not calculated. The price of the Fund’s shares will reflect any such changes when the price of the Fund’s shares is next calculated, which is the next day the Exchange is open. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Schroders’ Fair Value Committee pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees. The net asset value of each of the Fund’s classes of shares may differ from each other due to differences in the expenses of each of the share classes.

TYPES OF SHARES AVAILABLE

A Shares, Advisor Shares, Investor Shares and R Shares are offered in this Prospectus. Shares of the different classes are available to eligible investors, as described below.

There are two types of expenses related to the Fund: expenses you pay directly (sales load) and expenses that are deducted from Fund assets:

Expenses you pay directly. There is a one-time charge that you may pay upon purchase of A Shares of the Fund called an “initial sales load.” This charge provides compensation to Schroder Fund Advisors Inc. (“SFA”), the Trust’s distributor, in connection with the sale of the Fund’s shares to you. It does not cover any fee your broker or agent may change you for helping you buy shares in the Fund.

Expenses you pay through the Fund. The costs of managing and administering the Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, distribution (Rule 12b-1 fees) and shareholder servicing, custody, auditing, administrative and transfer agency expenses, and fees and expenses of Trustees.

To compensate SFA for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s A Shares, Advisor Shares and R Shares, the Fund makes payments to SFA from the assets attributable to those classes under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on A Shares, 0.25% on Advisor Shares, and 0.50% on R Shares. Because Rule 12b-1 fees are paid out of the assets of the Fund’s A Shares, Advisor Shares and R Shares on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. For example, the higher Rule 12b-1 fees for R Shares may cost you more over time than paying the initial sales load for A Shares. All shareholders of A Shares, Advisor Shares and R Shares share in the expense of Rule 12b-1 fees paid by their class; however, because these shareholders hold their shares through varying arrangements they may not share equally in the benefits of the Distribution Plan.

Choosing a Share Class. The Fund offers four share classes: A Shares, Advisor Shares, Investor Shares, or R Shares. A Shares have initial sales load and are only available through certain third-party distribution channels. Advisor Shares are only available through a service organization, such as a bank, trust company, broker-dealer, or other financial organization, that charges an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account. R Shares are available only to certain institutional investors or employee benefit plans or employer-sponsored retirement plans, such as 401(k) plans. Investor Shares are generally available to direct clients of Schroders or its affiliates who meet the high investment minimum or investors meeting the investment minimum and who are clients of certain financial intermediaries having an arrangement with SFA. The Funds generally do not have the ability to enforce these limitations on access to the different share classes. It is the sole responsibility of each financial intermediary to ensure that it only makes a class of shares, available to those categories of investors that qualify for access to such class. However, the Funds will not knowingly sell a class of shares to any investor not meeting one of the applicable criteria for that share class.

When you buy A Shares, the initial sales load is deducted from the amount you invest, unless you qualify for an initial sales load waiver. This means that less money will be invested in the Fund immediately.

Advisor Shares, Investor Shares and R Shares do not have initial sales loads, but R Shares have higher ongoing operating expenses than do A Shares.

The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of the Fund’s expenses in the “Fees and Expenses” section of this Prospectus. You should also consider the effects of any available sales load waivers.

	Minimum Initial/Subsequent Purchase Amount		Maximum Purchase Amount	Maximum Initial Sales Charge (Load)		Maximum Contingent Deferred Sales Load	Annual 12b-1 Fee
A Shares	$2,500	(1)	None	4.50	%(2)	None	0.25%
Advisor Shares	$2,500/$1,000	(1)	None	None		None	0.25%
Investor Shares	$250,000/$1,000	(1)	None	None		None	None
R Shares	$1,000		None	None		None	0.50%
(1)	A $100 minimum subsequent purchase amount applies for automatic investment plans.
(2)	As discussed below, the initial sales load with respect to A Shares may be waived in certain circumstances.

The Trust may, in its sole discretion, waive the minimum initial or subsequent investment amounts for share purchases by specific investors or types of investors, including, without limitation: employee benefit plans, employer-sponsored retirement plans, an employee of Schroders, any of its affiliates or a financial intermediary authorized to sell shares of the Fund, or such employee’s spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

The Trust may suspend the offering of Fund shares for any period of time. The Trust may change or waive any investment minimum from time to time.

A Shares. You may purchase A Shares of the Fund through broker-dealers and certain other third party financial intermediaries that have an arrangement with SFA. You must make a minimum initial investment of $2,500. When you buy A Shares, you pay an initial sales load at the time of your investment, which is included in the offering price. This fee is deducted from the amount you invest, and the remainder of your purchase price is used to buy shares in the Fund. The initial sales load varies depending upon the size of your purchase, as set forth below. You may be eligible to have the initial sales load waived under certain circumstances. It is the responsibility of your financial intermediary to ensure that you obtain the proper “breakpoint” discount. In addition, A Shares are subject to a 12b-1 fee of 0.25%.

Amount of Purchase Payment	Sales Load as a % of Offering Price	Reallowance to selected dealers as % of offering price	Reallowance payable to SFA as of offering price
Less than $50,000	4.50%	4.00%	0.50%
$50,000 to $99,999	4.00%	3.50%	0.50%
$100,000 to $249,999	3.50%	3.00%	0.50%
$250,000 to $499,999	2.50%	2.00%	0.50%
$500,000 to $999,999	2.00%	1.75%	0.25%
$1,000,000 or more	0.00%	0.00%	0.00%

A Shares may be purchased without initial sales loads by: (i) investment advisory clients of Schroders; (ii) current or former Trustees; (iii) trustees or custodians of any employee benefit plan or employer-sponsored retirement plan, IRA, Keogh plan, or trust established for the benefit of an employee or officer of Schroders and any of its affiliates; (iv) any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity; and (v) certain financial intermediaries, such as broker-dealers, financial institutions, and registered investment advisers, and their investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts.

In addition, an employee benefit plan or employer-sponsored retirement plan is eligible to purchase A Shares without a sales load if its plan administrator or dealer of record has entered into an agreement with Schroders or SFA. You may also qualify for a reduced initial sales load through the Rights of Accumulation program and through investment by a letter of intent.

Rights of Accumulation. To reduce your initial sales load on A Shares, you may combine subsequent A Share purchases with your current A Share holdings. You may also include shares held by your spouse and minor children. However, you may not include A Shares that are not subject to a sales load. Specifically, if the sales load on A Shares has been waived or the shares were purchased through the reinvestment of dividends and distributions, these shares may not be included. Simply notify the financial intermediary through whom you purchase your shares that your purchase will qualify for a reduction in the initial sales load and provide the names and account numbers of the family members whose holdings are to be included.

Investment by Letter of Intent. An investor who intends to invest over a 13-month period the minimum amount required to reduce the initial sales load on each intended purchase of A Shares of the Fund may do so by providing a letter of intent. The initial sales load for each purchase will be at the reduced rate that would apply if the full investment were made at one time. You can include purchases by your spouse and minor children in order to obtain the sales load discount. However, you cannot include shares that are not subject to a sales load, such as shares purchased through the reinvestment of dividends and distributions. A letter of intent is not available for SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or ExpertPlan, Inc. Shares purchased or held through an employee benefit plan or employer-sponsored retirement plan do not count for purposes of determining whether an investor has qualified for a reduced initial sales load through the use of a letter of intent.

In order to obtain the sales load discount, you should inform your financial intermediary at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for purposes of calculating the initial sales charge. The Fund or your financial intermediary may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial intermediary. Restrictions may apply to certain accounts and transactions.

Completion of a letter of intent does not bind a shareholder to buy the entire intended investment amount. However, the Fund’s transfer agent (“BFDS”) will escrow shares valued at 5% of the intended investment amount to ensure payment of additional initial sales loads if the intended purchases are not made and the shareholder fails to pay the additional initial sales loads within 20 days after BFDS requests payment.

Further details about sales loads are available in the SAI.

Advisor Shares. You may purchase Advisor Shares of the Fund through service organizations, such as a bank, trust company, broker-dealer, or other financial organization, who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account (a “Service Organization”), provided they have an arrangement with SFA. The Trust sells Advisor Shares at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund. Advisor Shares of the Fund are intended for purchase by investors making a minimum initial investment of $2,500 through a regular account or a traditional or Roth IRA account and purchasing through a Service Organization. Advisor Shares are subject to a 12b-1 fee of 0.25%.

Investor Shares. The Trust, through SFA, sells Investor Shares to direct clients of Schroders or its affiliates and to investors meeting the investment minimum and that are clients of certain financial intermediaries having an arrangement with SFA, at the shares’ net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund. Investor Shares of the Fund are intended for purchase by investors making a minimum initial investment of $250,000. Unlike A Shares, Advisor Shares and R Shares, Investor Shares are not subject to a 12b-1 fee.

R Shares. R Shares are offered only through employee benefit plans or employer-sponsored retirement plans (except a SIMPLE IRA, SEP or SARSEP plan). An “employee benefit plan” or “employer-sponsored retirement plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which R Shares are purchased by a fiduciary or administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans, or similar plans. The Fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

The procedures for buying, selling, exchanging and transferring other classes of shares and the special account features available to purchasers or those other classes of shares described elsewhere in this Prospectus do not apply to R Shares.

R Shares are intended for purchase by investors making a minimum initial investment of $1,000, and are subject to a 12b-1 fee of 0.50%, which is greater than the 12b-1 fee associated with other classes of the Fund. This means you could pay more in 12b-1 fees over time than the initial or contingent deferred sales loads you would have paid if you had purchased shares of such other classes.

HOW TO BUY SHARES

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A Shares and Advisor Shares: You may purchase A Shares of the Fund from broker-dealers and certain other financial intermediaries having an arrangement with SFA. You may be eligible to purchase Advisor Shares of the Fund if you are a client of a Service Organization having an arrangement with SFA. If you do not have a financial intermediary or Service Organization, SFA can provide you with a list of available firms. Your financial intermediary or Service Organization is responsible for forwarding all of the necessary documentation to the Trust, and may charge you separately for its services.

The purchase, redemption and exchange policies and fees charged by such financial intermediaries or Service Organizations may be different than those of the Fund. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees in addition to any fees charged by the Fund, and may set different minimums or limitations on buying, exchanging, or redeeming shares. Please consult a representative of your financial intermediary or Service Organization for further information.

Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority from corporations, administrators, executors, personal representatives, directors, or custodians.

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Investor Shares: If you meet the initial $250,000 investment minimum, you may purchase Investor Shares of the Fund by completing the Account Application that accompanies this Prospectus, providing the completed Account Application to your Schroders’ representative, and sending payment by check or wire as described below. Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority from corporations, administrators, executors, personal representatives, directors, or custodians. You may also buy and exchange Investor Shares of the Fund through an authorized broker or other financial institution that has an agreement with Schroders or SFA. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Fund. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging Investor Shares. Please consult a representative of your financial institution for further information.

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R Shares: Employee benefit plans and employer-sponsored retirement plans may purchase R Shares. Although R Shares may be purchased by a plan administrator directly from the Trust, specified benefit plans that purchase R Shares directly from SFA must hold their shares in an omnibus account at the benefit plan level. Plan participants may not directly purchase R Shares from SFA. For information on how to buy shares of the Fund through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer or plan administrator.

The Fund sells its shares at their net asset value next determined after the Fund, BFDS, or an authorized broker or financial institution (as described below) receives your request in good order (meaning that the request meets the requirements set out below and, if applicable, in the Account Application that accompanies this Prospectus, and otherwise meets the requirements implemented from time to time by the Fund’s transfer agent or the Fund). In order for you to receive the Fund’s next determined net asset value, the Fund, BFDS or the authorized broker or financial institution must receive your order before the close of trading on the Exchange (normally 4:00 p.m., Eastern Time). Because financial intermediaries’ and Services Organizations’ processing times may vary, please ask your financial intermediary or Services Organization, if any, when your account will be credited. The Trust reserves the right to reject any order to purchase shares of the Fund. The Trust generally expects to inform any persons that their purchase has been rejected within 24 hours.

Certain brokers or other financial institutions may accept purchase orders for A Shares, Advisor Shares, Investor Shares, or R Shares on behalf of the Fund. Such brokers or financial institutions may designate other intermediaries to accept purchase orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase order when an authorized broker or financial institution or, if applicable, a broker or financial institution’s authorized designee, receives the order. Agreements between such brokers or financial institutions and SFA provide that these orders will be priced at the Fund’s net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day’s net asset value. Brokers or other agents may charge investors a fee for effecting transactions in shares of the Fund, in addition to any fees the Fund charges.

The Fund does not issue share certificates.

Purchases by check. If you are eligible to purchase Investor Shares, you should mail a check (in U.S. dollars) payable to the Fund at the address specified below. Schroder Mutual Funds will not accept third-party checks or starter checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL	OVERNIGHT OR EXPRESS MAIL
Schroder Mutual Funds	Boston Financial Data Services, Inc.
P.O. Box 8507	Attn: Schroder Mutual Funds
Boston, MA 02266	66 Brooks Drive Braintree, MA 02184

For initial purchases, a completed Account Application must accompany your check.

Purchases by bank wire. You may purchase Investor Shares by making your initial investment by wire. A completed Account Application must precede your order. Upon receipt of the Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

ABA No.: 011000028

Attn: Schroder Mutual Funds

DDA No.: 9904-650-0

FBO: Account Registration

A/C: Mutual Fund Account Number

Name of Fund

BFDS will not process your purchase until it receives the wired funds.

Automatic purchases. You can make regular investments of $100 or more per month or quarter in Investor Shares of the Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108. If you purchase A Shares through certain financial intermediaries or Advisor Shares through a Service Organization, your firm may also provide automatic purchase options. Please contact your financial intermediary or Service Organization for details.

Purchases in kind. Investors may purchase A Shares, Advisor Shares or Investor Shares of the Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable and that such a transaction is in the best interests of the Fund. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If the Fund receives securities from an investor in exchange for A Shares, Advisor Shares or Investor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund’s gain for tax purposes would be calculated with regard to the investor’s tax basis), and in such cases the Fund’s holding period in those securities would include the investor’s holding period. Any gain on the sale of securities received in exchange for A Shares, Advisor Shares or Investor Shares of the Fund would be subject to distribution as capital gain to all of the Fund’s shareholders. (In some circumstances, receipt of securities from an investor in exchange for A Shares, Advisor Shares or Investor Shares of the Fund may be a taxable transaction to the investor, in which case the Fund’s tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Fund values securities accepted by Schroders in the same manner as are the Fund’s portfolio securities as of the time of the next determination of the Fund’s net asset value. Although the Fund seeks to determine the fair value of securities contributed to the Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Fund. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone Schroders at (800) 464-3108, their Schroders client representative, or other financial intermediary.

Certain payments by Schroders or its affiliates. SFA, Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of the Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information. See “Payments to Financial Intermediaries” below.

If correspondence to the shareholder’s address of record is returned, then, unless BFDS determines the shareholder’s new address, BFDS will reinvest dividends and other distributions returned to it in the Fund, and if the correspondence included checks, the checks will be canceled and re-deposited to the shareholder’s account at then-current net asset value.

HOW TO SELL SHARES

When you may redeem.

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A Shares and Advisor Shares: You may sell your A Shares or Advisor Shares back to the Fund on any day the Exchange is open through your financial intermediary or Service Organization. The financial intermediary or Service Organization may charge you a fee for its services. Redemption requests received in good order by your financial intermediary or Service Organization or another authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day. Orders received after that time will receive the next day’s net asset value. Please contact your financial intermediary or Service Organization for instructions on how to place redemption requests. Because financial intermediary or Service Organizations’ processing times may vary, please ask your financial intermediary or Service Organization when your account will be debited. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor’s account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request in excess of $50,000, or for any amount being sent to an address or bank account that is not registered on the account. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. The Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

If you redeem shares through your financial intermediary or Service Organization, it is responsible for ensuring that BFDS receives your redemption request in proper form. If your financial intermediary or Service Organization receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with it; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial intermediary or Service Organization’s or your own complete wiring instructions. Your financial intermediary or Service Organization may charge you separately for this service.

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Investor Shares: You may sell your Investor Shares back to the Fund on any day the Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108. Redemption requests received in good order by Schroder Mutual Funds, BFDS, or an authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day. Orders received after that time will receive the next day’s net asset value. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor’s account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request in excess of $50,000, or for any amount being sent to an address or bank account that is not registered on the account. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. The Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. The Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

You may also redeem and exchange Investor Shares of the Fund through an authorized broker or other financial institution that has an agreement with Schroders or SFA. The redemption and exchange policies and fees charged by such brokers and other institutions may be different than those of the Fund. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

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R Shares. For information on how to sell R Shares that were purchased through your employee benefit plan or employer-sponsored retirement plan, including any restrictions and charges that the plan may impose, please consult your employer or plan administrator.

Certain brokers or other financial institutions may accept redemption orders for A Shares, Advisor Shares or Investor Shares on behalf of the Fund. Such brokers or financial institutions may designate other intermediaries to accept redemption orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution’s authorized designee, receives the order. Agreements between such brokers or financial institutions and SFA, provide that these orders will be priced at the Fund’s net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day’s net asset value.

Brokers or other agents may charge investors a fee for effecting transactions in shares of the Fund, in addition to any fees the Fund charges.

Involuntary redemptions. If, because of your redemptions, your account balance for the Fund falls below a minimum amount set by the Fund (presently $2,000), the Trust may choose to redeem your A Shares, Advisor Shares or Investor Shares in the Fund and pay you for them. You will receive at least 30 days’ written notice before the Trust redeems your shares, and you may purchase additional shares of your share class at any time to avoid a redemption. The Trust may also redeem shares if you own shares of the Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

Suspension. The Trust may suspend the right of redemption of the Fund or postpone payment by the Fund during any period when: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists, making disposal of portfolio investments or determination of the Fund’s net asset value not reasonably practicable.

Redemptions in kind. The Trust does not expect to redeem shares in kind under normal circumstances. If a Trust redeems your shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. The Trust may pay redemption proceeds in any amount with respect to the Fund in whole or in part by a distribution in kind of liquid securities held by the Fund in lieu of cash.

General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your Schroders client representative or your financial intermediary. The Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

Redemption fee. The Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The purpose of the redemption fee is principally to discourage market timing, and also to help defray costs incurred by the Fund in connection with short-term trading by investors in its shares.

To the extent that the redemption fee applies, the price you will receive when you redeem your shares of the Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The Fund permits exceptions to the redemption fee policy for the following transactions:

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to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly, or, if more frequent, was the result of an extraordinary change in the management or operation of the wrap program leading to a revised investment model that is applied across all applicable accounts in the wrap program;

•

to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•

to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, the following transactions in participant-directed retirement plans:

•	where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, and loan repayments);
•	redemptions made in connection with taking out a loan from the plan;
•	redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders;
•	redemptions made as part of a systematic withdrawal plan;
•	redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan;
•	redemptions made in connection with a participant’s termination of employment; and
•	redemptions made as part of a periodic rebalancing under an asset allocation model.
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund;
•	redemptions of shares acquired through the reinvestment of dividends or distributions paid by the Fund;
•	redemptions and exchanges effected by other mutual funds (e.g., funds of funds) that are sponsored by Schroders or its affiliates;
•	to the extent the Fund is used as a qualified default investment alternative under the Employee Retirement Income Security Act of 1974 for certain 401(k) plans; and

•	otherwise as the officers of Schroders or the applicable Trust may determine is appropriate after consideration of the purpose of the transaction and the potential impact to the Fund.

The application of the redemption fee and exceptions may vary among intermediaries, and certain intermediaries may not apply the exceptions listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made on a first-purchased, first-redeemed basis.

EXCHANGES

You can exchange your Investor Shares of the Fund for Investor Shares of other funds in the Schroder family of funds at any time at their respective net asset values, provided the fund is accepting additional investments. You may also exchange your Advisor Shares of the Fund for Advisor Shares of other funds in the Schroder family of funds at any time at their respective net asset values, provided the fund is accepting additional investments. An exchange of shares of the Fund may be subject to a redemption fee of 2.00% as described above under “Redemption Fee” (such that the exchange would be made at net asset value minus any redemption fee). The Trust would treat the exchange as a sale of your shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange shares, please call (800) 464-3108. (From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) For information regarding the exchange of R Shares, please consult your employer or plan administrator. You cannot exchange your A Shares. In order to exchange Investor Shares by telephone, you must complete the appropriate section of the Account Application. The Trust and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends from net investment income and distributes these dividends annually. The Fund distributes any net investment income and any net realized capital gain at least annually. The Fund makes distributions from net capital gain after applying any available capital loss carryovers.

You can choose from four distribution options:

•	Reinvest all distributions in additional shares of your share class of the Fund;
•	Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares of your share class of the Fund;
•	Receive distributions from net investment income in additional shares of your share class of the Fund while receiving capital gain distributions in cash; or
•	Receive all distributions in cash.

You can change your distribution option by notifying your financial intermediary or Services Organization or, for Investor Shares notifying BFDS, in writing. If you do not select an option when you open your account, all distributions by the Fund will be reinvested in additional shares of your share class of the Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs. If you own A Shares of the Fund, you will not be charged an initial sales load on shares purchased through reinvestment of dividends and distributions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Excessive trading can hurt Fund performance, operations, and shareholders. The Board of Trustees of the Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund discourages, and does not accommodate, frequent purchases and redemption of the Fund’s shares to the extent Schroders believes that such trading is harmful to the Fund’s shareholders, although the Fund will not necessarily prevent all frequent trading in its shares. The Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). The Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or Schroders believes that the investor in question is engaged in “market timing activities” or similar activities that may be harmful to the Fund or its shareholders, although the Trust and Schroders have not established any maximum amount or number of such exchanges that may occur in any period. The Trust generally expects to inform any persons that their purchase has been rejected within 24 hours. In addition, the Board of Trustees of the Fund has established a 2.00% redemption fee for shares of the Fund held for two months or less from their date of purchase. See “How to Sell Shares – Redemption Fee” for further information. The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. The Trust or its distributor enters into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trust’s “market timing” policies. The Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or Schroders would do so). Please see the SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Fund or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Fund, or that the Fund or Schroders will be successful in limiting or eliminating such activities.

PAYMENTS TO FINANCIAL INTERMEDIARIES

SFA, Schroders or any of their affiliates, may, from time to time, make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources and without additional cost to a Fund or its shareholders. For A Shares, Advisor Shares, and R Shares, these payments may be in addition to payments made with 12b-1 fees. Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies.

In some cases, a financial intermediary may hold its client’s shares of the Fund in nominee or street name. Financial intermediaries may also provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by SFA, Schroders, or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid by SFA, Schroders, or their affiliates to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is paid at an annual rate ranging up to 0.40% (0.00% to 0.40%) of the value of the financial intermediary’s clients’ investments in the Fund. The amounts do not include sales loads or any dealer reallowances on A Shares.

SFA or its affiliates, at their own expense and out of their own assets, also may provide other compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by SFA and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

TAXES

Taxes on dividends and distributions. For federal income tax purposes, distributions of investment income (including from municipal bonds, unless the Fund meets requirements applicable to holdings therein, that it does not expect to meet) are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less and gains on the sale of bonds characterized as a market discount sale will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

The Fund’s investment in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (a “foreign person”), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of the

Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. Pending legislation would extend this exemption from withholding for one year, i.e. for taxable years beginning before January 1, 2009. At the time of this filing, it is unclear whether the legislation will be enacted.

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011.

Taxes when you sell, redeem or exchange your shares. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in the Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

Foreign taxes. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s return on those securities would be decreased. Shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Derivatives. The Fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Fund of Funds Structure. Special tax consequences will apply to shareholders of the Fund as a result of its investments in other funds. Please see the Statement of Additional Information for more information.

Consult your tax advisor about other possible tax consequences. This is a summary of certain U.S. federal income tax consequences of investing in the Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund.

DISCLOSURES OF FUND PORTFOLIO INFORMATION

Please see the Fund’s SAI for a description of the Fund’s policies and procedures regarding the persons to whom the Fund or Schroders may disclose the Fund’s portfolio securities positions, and under which circumstances.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with the Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

INVESTMENT MANAGER

Schroder Investment Management North America Inc.

875 Third Avenue

New York, New York 10022

INVESTMENT SUB-ADVISER

Schroder Investment Management North America Limited

31 Gresham Street

London EC2V 7QA

SUB-ADMINISTRATOR

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

CUSTODIAN

J.P. Morgan Chase Bank

270 Park Avenue

New York, New York 10017

DISTRIBUTOR

Schroder Fund Advisors Inc.

875 Third Avenue

New York, New York 10022

TRANSFER AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, Massachusetts 02171

COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1700

2001 Market Street

Philadelphia, Pennsylvania 19103

SCHRODER SERIES TRUST

Schroder Multi-Asset Growth Portfolio

The Fund has an SAI which includes additional information about the Fund. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. You may get free copies of the SAI, request other information about the Fund, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds. The Fund’s SAI is also available on the following website: www.schroderfunds.com.

You may review and copy information about the Fund, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Fund on the SEC Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is: Schroder Series Trust: 811-7840.

SCHRODER SERIES TRUST

875 Third Avenue

New York, New York 10022

(800) 464-3108

File No. 811-7840 – Schroder Series Trust

SCHRODER SERIES TRUST

Schroder Multi-Asset Growth Portfolio

(the “Fund”)

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION

December 20, 2007

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when accompanied or preceded by a prospectus for the Fund, as amended or supplemented from time to time. This SAI relates to the Fund’s A Shares, Advisor Shares, Investor Shares and R Shares. A Shares, Advisor Shares, Investor Shares and R Shares are offered through a prospectus, dated December 20, 2007 (the “Prospectus”), as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Fund at (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.

Certain disclosure has been incorporated by reference into this SAI from the Trust’s most recent annual report. For a free copy of the annual report, please call (800) 464-3108.

STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

This Statement of Additional Information (“SAI”) describes Schroder Multi-Asset Growth Portfolio (the “Fund”), a mutual fund offered by Schroder Series Trust (the “Trust”).

The Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust’s Agreement and Declaration of Trust (as amended, the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust currently comprises eight other publicly offered series, Schroder Emerging Market Equity Fund, Schroder International Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund.

Schroder Investment Management North America Inc. (“Schroders”) serves as investment manager to the Fund. Schroder Investment Management North America Limited (“SIMNA Ltd.”) serves as investment sub-adviser to the Fund.

FUND CLASSIFICATION

The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”). The Fund is a “diversified” investment company under the Investment Company Act. This means that with respect to 75% of the Fund’s total assets (i) the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies) or (ii) the Fund may not invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). No diversified fund is subject to this limitation with respect to the remaining 25% of its total assets.

These policies may not be changed without the vote of a majority of the outstanding voting securities of the Fund.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of the Fund described in this SAI are currently divided into four classes, A Shares, Advisor Shares, Investor Shares and R Shares. Unlike Investor Shares, A Shares, Advisor Shares and R Shares are currently subject to distribution fees, so that the performance of the Fund’s Investor Shares will normally be more favorable than that of the Fund’s A Shares, Advisor Shares and R Shares over the same time period. Similarly, because R Shares are subject to higher distribution fees than are A Shares and Advisor Shares, the performance of the Fund’s A Shares and Advisor Shares will normally be more favorable than that of the Fund’s R Shares over the same time period. Generally, expenses and liabilities particular to a class of the Fund, such as distribution fees applicable only to A Shares, Advisor Shares and R Shares, are allocated only to that class. Expenses and liabilities not related to a particular class are allocated in relation to the respective net asset value of each class, or on such other basis as the Trustees may in their discretion consider fair and equitable to each class. The Fund may suspend the sale of shares at any time.

Shares of the Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund of the Trust or class of shares on matters affecting a particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of their shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trust as approved by the Trustees of the Trust, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares. Because A Shares, Advisor Shares, Investor Shares and R Shares are subject to different expenses, the Fund’s dividends and other distributions will normally differ among the four classes.

ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The following discussion provides additional information concerning the Fund’s principal investment strategies and the principal risks of the Fund described in the Prospectus. The Fund may engage in any of the principal investment strategies described below directly, through its investment in one or more other investment companies, or through hybrid instruments, structured investments, or other derivatives, described below.

Equity Securities. The Fund may primarily invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in the Fund may at times decrease instead of increase.

The Fund’s investments may include securities traded “over-the-counter” as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Smaller Company Equity Securities. The Fund may invest in equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. Therefore, to the extent the Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to holders of other stocks such as common stocks, dividends at a specified rate and a fixed share of proceeds resulting from a liquidation of the company. Preferred stock, unlike common stock, generally has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be “cumulative” or “non-cumulative.” “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid to preferred stockholders before dividends can be paid on the issuer’s common stock. Preferred stock may be

“participating” stock, which means that it may be entitled to a dividend that exceeds the stated dividend in certain cases.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

A company’s preferred stock generally pays a dividend only after the company makes required payments to holders of its bonds and other debt. In addition, the rights of preferred stock on distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights of holders of the company’s bonds or other creditors. As a result, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of small companies may be more vulnerable to adverse developments than those of larger companies.

Certain Derivative Instruments. Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, to the extent permitted under “Investment Restrictions” below and in the Prospectus, the Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices, options on futures contracts, forward transactions and swap transactions. The Fund may engage in derivative transactions involving foreign currencies. See “Foreign Currency Transactions.” Use of derivatives other than for hedging purposes may be considered speculative, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested. The Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The counterparties to the Fund’s derivatives transactions may not be considered the issuers of securities for certain purposes of the 1940 Act and the United States Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s advisor will monitor the Fund’s credit risk exposure to derivative counterparties to prevent excess concentration to any one counterparty.

The Fund may use these “derivatives” strategies for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in the Prospectus and in this SAI.

Options. The Fund may purchase and sell put and call options on its portfolio securities to protect against changes in market prices and for other purposes.

Call options. The Fund may write call options on its portfolio securities for various purposes, including without limitation to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. The Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When the Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the

Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited.

In return for the premium received when it writes a call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to realize a profit on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security or protect a security from being called in an unexpected market rise.

Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, are able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may also purchase put and call options to enhance its current return. The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. The Fund may purchase and sell options on foreign securities if in Schroders’ opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Schroders may be considered such a group. These position limits may restrict the Fund’s ability to purchase or sell options on particular securities.

As described below, the Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. The Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a “regulated investment company” (a “RIC”) under the Code, may also restrict the Trust’s use of options.

Futures Contracts. To the extent permitted under “Investment Restrictions” below and in the Prospectus and by applicable law, the Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. Depending upon the change in the value of the underlying security or index when the Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a “long” position -- the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a “short” position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Fund’s Valuation Committee, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or the Valuation Committee.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears in Schroders’ judgment economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainty with respect to the effective rate of return on portfolio securities. The Fund may, for example, take a “short” position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

The Fund may also use futures to adjust the duration of its fixed income portfolio and otherwise to manage (increase or decrease) its exposure to interest rate risk.

Successful use by the Fund of futures contracts on securities is subject to Schroders’ ability to predict correctly movements in the direction of the security’s price and factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits. See “Margin Payments” below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. The Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

The Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge the Fund’s investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders’ judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

The Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Fund’s securities which are the subject of a hedge. Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to Schroders’ ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which the Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund’s ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time. The Fund’s ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivative transactions entered into by the Fund. As open-end investment companies, registered with the U.S. Securities and Exchange Commission (“SEC”), the Trust is subject to federal securities laws, including the Investment Company Act, related rules and various SEC and SEC Staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Trust must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or Staff-approved measures while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Trust must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust’s daily marked-to-

market (net) obligation (i.e. a Trust’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forward or futures the Trust will have the ability to employ leverage to a greater extent than if the Trust were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. The Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its Staff.

Foreign Securities. The Fund may invest in securities principally traded in foreign markets. The Fund may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of Fund assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

Emerging Markets Securities. The Fund may invest in securities of companies determined by Schroders to be “emerging market” issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Currency Transactions. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both “transaction hedging” and “position hedging”.

When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, The Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroders’ opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of the Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. Such options will be purchased or written only when Schroders believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. Convertible securities provide for streams of income with yields that are generally higher than those of common stocks.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Warrants to Purchase Securities. The Fund may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

The Fund may also invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from registration under the 1940 Act.

Investments in Pooled Vehicles. The Fund may invest in shares of both open- and closed-end investment companies (including single country funds and exchange-traded funds (“ETFs”)), and trusts. The Fund also may invest in other private investment funds, vehicles, or structures. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle, and, in general, subjects it to a pro rata portion of the other pooled vehicle’s fees and expenses. ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”), European Depository Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”) if issues of these Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. The Fund may enter into forward currency contracts and purchase currencies on a spot basis to reduce currency risk; however, currency hedging involves costs and may not be effective in all cases.

Swap Agreements. The Fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of the Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures.

The Fund may also enter into “credit default” swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, the Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). The Fund would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolios or otherwise in connection with transactions intended to reduce one or more risks in the Fund’s portfolio, or otherwise to increase the Fund’s investment return. In addition, the Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. The Fund would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Fund’s investment return.

The Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which they enter into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to the Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. The Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

Hybrid Instruments. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of depositor other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Private Placements and Restricted Securities. The Fund may invest in securities that are purchased in private placements. While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when Schroders believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also, market quotations are less readily available. The judgment of Schroders may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The Staff of SEC currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Schroders. If no qualified institutional buyers are interested in purchasing the securities, then the Fund may not be able to sell such securities. In the event that the Trustees, or persons designated by the Trustees, determine that a security is “readily marketable” pursuant to these procedures, and the Fund is not able to sell such security at the price that such persons anticipate, then the Fund’s net asset value will decrease.

Inverse Floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels—rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be highly volatile and some inverse floaters may be “leveraged,” resulting in increased risk and potential volatility. The Fund may use inverse floaters for hedging or investment purposes. Use of inverse floaters other than for hedging purposes may be considered speculative.

Over-the-Counter Securities. The Fund’s investments may include securities traded “over-the-counter” as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions. As described below under “Determination of Net Asset Value,” unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Market quotations may not be readily available for all over-the-counter securities. If the Fund is not able to sell such securities at a price at which the Fund has valued the securities for purposes of calculating its net asset value, the Fund’s net asset value will decrease. The Fund may invest in over-the-counter securities as a non-principal investment strategy when the Fund’s sub-adviser believes that such securities offer potential for long-term capital growth.

Zero-Coupon Securities. Zero-coupon securities in which the Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities. The Fund is required to distribute the income of zero-coupon securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Fixed Income Securities. In periods of declining interest rates, the yield (income from portfolio investments) of the Fund may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund can generally be expected to change as general levels of interest rates fluctuate. The values of fixed income securities in the Fund’s portfolio generally vary inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. The Fund may purchase fixed income securities issued by companies of any market capitalization, including small and micro cap companies. Such investments may involve greater risk than is usually associated with larger, more established companies.

Lower-rated Securities. The Fund may invest up in lower-rated fixed-income securities (commonly known as “junk bonds”). The Fund may invest in securities that are in default, and which offer little or no prospect for the payment of the full amount of unpaid principal and interest, although normally the Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Service (“Standard & Poor’s”), or Fitch Investors Service, Inc. (“Fitch”)) has rated the securities CC- (or the equivalent) or better, or the Fund’s adviser has determined the securities to be of comparable quality. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or Standard & Poor’s (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s assets. Conversely, during periods of rising interest rates, the value of the Fund’s assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Schroders will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a portion of the Fund’s assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by Schroders or its affiliates, holds all or a major portion. Although Schroders generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Schroders believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. In the case of tax-exempt funds, any income derived from the Fund’s ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund’s intention to qualify as a RIC under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by the Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The Fund may invest in so-called “zero-coupon” bonds and “payment-in-kind” bonds. Zero-coupon bonds are issued at a significant discount for their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the Fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on Schroders’ investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Mortgage Related and Asset-backed Securities. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return its adviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs and CMO residuals may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs and CMO residuals may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs and CMO residuals represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

In the case of CMO residuals, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See below with respect to stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed illiquid.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for mortgage-backed securities, particularly stripped mortgage-backed securities, or those comprised of subprime mortgages (mortgages rated below A, or its equivalent, by Standard & Poor’s, Moody’s or Fitch) may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

Loan Participations and Other Floating Rate Loans. The Fund may invest in “loan participations.” By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the Fund will invest, however, Schroders will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Schroders’ analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Schroders will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the Fund may invest are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan participation will depend almost exclusively on Schroders’, and the original lending institution’s, credit analysis of the borrower. Investments in loan participations may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, the Fund may purchase an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The Fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The Fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the Fund such payments and to enforce the Fund’s rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the underlying loan. When the Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, Schroders will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the Fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the Fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the Fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the Fund may also involve loans made in foreign currencies. The Fund’s investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Schroders may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite Schroders’ efforts to avoid such possession, but in other instances Schroders may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Schroders’

ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on Schroders’ ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Schroders may hold other securities issued by borrowers whose floating rate loans may be held in the Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, Schroders may owe conflicting fiduciary duties to the Fund and other client accounts. Schroders will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Schroders’ client accounts collectively held only a single category of the issuer’s securities.

Forward Commitments. The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price.

Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Floating Rate and Variable Rate Demand Notes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Municipal Bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of “private activity” bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

Participation interests. The Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. The Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal bonds in which it holds such participation interests is exempt from federal income tax.

Stand-by commitments. When the Fund purchases municipal bonds, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time. It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration. It is not expected that the Fund will assign any value to stand-by commitments.

Yields. The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase by the Fund, an issue of municipal bonds or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but Schroders will consider such an event in its determination of whether the Fund should continue to hold an investment in its portfolio.

“Moral obligation” bonds. The Fund does not currently intend to invest in so-called “moral obligation” bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the “moral obligation,” meets the investment criteria established for investments by the Fund.

Municipal leases. The Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds. Further proposals limiting the issuance of municipal bonds may well be introduced in the future. If it appeared that the availability of municipal bonds for investment by the Fund and the value of the Fund’s portfolio could be materially affected by such changes in law, the Trustees would reevaluate its investment objective and policies and consider changes in the structure of the Fund or its dissolution.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus and this SAI, the Fund may employ other investment practices and may be subject to additional risks, which are described below.

Short Sales. To the extent permitted under “Investment Restrictions” below and in the Prospectus, the Fund may seek to hedge investments or realize additional gains through short sales.

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. The Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

At any time that the Fund has sold a security short, it will maintain liquid securities, in a segregated account with its custodian, in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the value at the time of securities sold short.

Loans of Fund Portfolio Securities. The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund’s portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. While the Fund may loan portfolio securities with an aggregate market value of up to one third of the Fund’s total assets at any time, entering into securities loans is not a principal strategy of any Fund and the risks arising from lending portfolio securities are not principal risks of investing in the Funds. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, Schroders considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with that Fund.

Repurchase Agreements. The Fund may enter into repurchase agreements without limit. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is the Trust’s present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other investment grade short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

To the extent that the Fund has invested a substantial portion of its assets in repurchase agreements, the Fund’s investment return on such assets, and potentially the Fund’s ability to achieve its investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.

When-Issued Securities. The Fund may from time to time purchase securities on a “when-issued” basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to that Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While the Fund may sell its right to acquire when-issued securities prior to the settlement date, the Fund may intend actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund’s net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Temporary Defensive Strategies. As described in the Prospectus, Schroders may at times judge that conditions in the securities markets make pursuing the Fund’s basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these “defensive” strategies, the Fund would invest in investment grade debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies, and the Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

Fundamental Policies:

As fundamental investment restrictions, which may only be changed with approval by the holders of a majority of the outstanding voting securities of the Fund, the Fund may not:

1. issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below).

2. borrow money, except to the extent permitted by applicable law from time to time;

Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Fund may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.

3. act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4. as to 75% of its total assets, purchase any security (other than Government securities, as such term is defined in the 1940 Act, and securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer;

Note: Government securities are defined in the 1940 Act as any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

5. purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry; for clarity, investments in other investment companies will not be considered to be investments in securities of issuers in any one industry;

6. make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;

Note: Loans of portfolio securities will not exceed 33 1/3% of the Fund’s total assets.

7. purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or this SAI from time to time; and,

8. purchase or sell real estate or interests in real estate, including real estate mortgage loans, although the Fund may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

Non-Fundamental Policies:

It is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

The Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund. In addition, as a non-fundamental policy, the Fund will not invest in other companies for the purpose of exercising control of those companies.

All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth above) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if the Fund ceases to maintain the 300% asset coverage ratio described above in the Note following restriction 2, it will take steps to restore that asset coverage ratio within three days thereafter (excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees without notice to the shareholders.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR and Form N-Q, the Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis. The Fund normally makes such filings on or shortly before the sixtieth day following the end of a fiscal quarter. The Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Fund’s semi-annual and annual reports. The Fund does not deliver its complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at www.sec.gov and on the Schroders website at www.schroderfunds.com.

Policies and Procedures. The Schroder Funds have adopted policies and procedures with respect to disclosure of Fund portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in the Fund’s portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders nor SIMNA Ltd., as applicable, nor the Funds receive any compensation in return for the disclosure of information about the Fund’s portfolio securities or for any ongoing arrangements to make available information about the Fund’s portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Fund with the SEC. In each instance of such advance disclosure, a determination will have been made by Schroders or SIMNA Ltd., as applicable, that such disclosure is supported by a legitimate business purpose of the Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the nonpublic information. The Fund currently discloses nonpublic portfolio holdings information only to recipients who have agreed in writing with Schroders, or SIMNA Ltd., as applicable, to keep such information confidential. In some cases these recipients are subject to a contractual obligation to keep portfolio holdings information confidential, and in other cases they are subject to a contractual obligation to keep information disclosed to them by the Fund confidential. Recipients of nonpublic portfolio holdings information are also subject to legal requirements prohibiting them from trading on material nonpublic information. The Fund has no ongoing arrangements to make available nonpublic portfolio holdings information, except as described in the procedures below. Nonpublic portfolio holdings information is disclosed by the Fund’s portfolio management team, except in cases where the information is disclosed by other personnel or agents of the Fund, as described below. The following list describes the circumstances in which the Fund discloses its portfolio holdings to select third parties:

Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Fund for which they have direct management responsibility. Under Schroders’ code of ethics, portfolio managers are prohibited from disclosing nonpublic information to third parties. Portfolio managers may release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders. In its capacity as adviser to the Fund, certain Schroders personnel and personnel of its affiliates, SIMNA Ltd., Schroder Investment Management Limited and Schroder Fund Advisors Inc. (“SFA”) that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings. Employees of SIMNA Ltd., Schroder Investment Management Limited and SFA with access to portfolio holdings information are provided with training on the Trust’s policies and procedures regarding disclosure of portfolio holdings information. Training is provided by the Schroders compliance department in the applicable jurisdiction, after consultation with Schroders plc’s global compliance department located in London. The Trust’s Chief Compliance Officer reports to the Trustees regarding compliance by such affiliates.

External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include fund accounting agents, pricing services, and the custodian, have daily access to all Fund portfolio holdings. Portfolio holdings information is provided on an ongoing basis to the Fund’s administrator or sub-administrator, as applicable. The administrator or sub-administrator, of the Fund is SEI Investments Global Funds Services (“SEI”). PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, receives portfolio holdings information yearly in connection with the Fund’s audit. Schroders utilizes the services of Institutional Shareholder Services (“ISS”) to assist with proxy voting. ISS receives full Fund portfolio holdings on a monthly basis for the funds for which it provides services.

Ranking/Rating Agencies. Ranking and rating agencies, such as Morningstar, Lipper, Thomson and Bloomberg, receive the Fund’s full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

Any additions to the list of persons eligible to receive portfolio holdings information requires approval by the President and Chief Compliance Officer of the Funds. Such disclosure may only be made where the President and Chief Compliance Officer of the Funds have determined that: (i) the Fund has a legitimate business purpose for the disclosure; (ii) the disclosure is in the best interests of the Fund and its shareholders; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public information, or the Funds’ President and Chief Compliance Officer have determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws. In making such determinations, the President and Chief Compliance Officer of the Funds shall review, among other considerations: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; and (viii) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund. Such disclosures shall be reported to the Board of Trustees at their next scheduled meeting.

In general, the Schroder Funds’ policies and procedures provide that disclosure by Schroders of information about the holdings of client accounts other than the Fund’s accounts is governed by the policies relating to protection of client information pursuant to Regulation S-P. Details about the holdings of any portfolio other than the Fund, however, may provide holdings information that is substantially identical to holdings of the Fund that have not yet been publicly released. To the extent that disclosure by Schroders or SIMNA Ltd. of non-Fund portfolios, the President and Chief Compliance Officer may approve the disclosure provided they make certain determinations set forth in the Schroder Funds’ policies and procedures.

Nothing in the Schroder Funds’ policies and procedures prohibits any investment group from providing to a research service provider a coverage list that identifies securities that the investment group follows for research purposes provided that: (i) the list of securities does not consist exclusively of the current portfolio holdings of the Fund; and (ii) no information about actual holdings by any account is included.

The Board of Trustees of the Trust reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of each of the Trust’s business. Subject to such policies as the Trustees may determine, Schroders furnishes a continuing investment program for the Fund and makes investment decisions on its behalf except that SIMNA Ltd., an affiliate of Schroders, serves as sub-adviser responsible for portfolio management of the Fund. Subject to the control of the Trustees, Schroders also manages the Funds’ other affairs and business.

The names, addresses and ages of the Trustees and executive officers of the Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated positions until his or her resignation or removal.

Disinterested Trustees

The following table sets forth certain information concerning Trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of the Trusts (each, a “Disinterested Trustee”).

Name, Age and Address of Disinterested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Outside of Schroders Fund Complex
Peter S. Knight, 56 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite since 1993	Trustee of the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust; Director, Schroder Japanese Long/Short Fund; Director, Schroder Credit Renaissance Fund, LP; Director, Schroder Alternative Strategies Fund; President, Generation Investment Management U.S. Formerly, Managing Director, MetWest Financial (financial services); President, Sage Venture Partners (investing); and Partner, Wunder, Knight, Forcsey & DeVierno (law firm).	12	Medicis; PAR Pharmaceuticals; Entremed and Generation Investment Management Global Equity Fund LLP.
William L. Means, 71 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite since 1997	Trustee of the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust. Retired.	12	None
James D. Vaughn, 62 875 Third Avenue, 22nd Fl. New York, New York 10022	Trustee	Indefinite since 2003	Trustee and Chairman of the Audit Committee of the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust. Retired. Formerly, Managing Partner, Deloitte & Touche USA, LLP-Denver.	12	AMG National Trust Bank.

Interested Trustee

The following table sets forth certain information concerning a Trustee who is an “interested person” (as defined in the Investment Company Act) of the Trust (an “Interested Trustee”).

Name, Age and Address of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Outside of Schroders Fund Complex
Catherine A. Mazza, 47* 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman	Indefinite since 2006	Trustee and Chairman of the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust; Senior Vice President, Schroders; President and Director, Schroder Fund Advisors Inc. Formerly, President and Chief Executive Officer, Schroder Capital Funds (Delaware) and Schroder Series Trust.	12	None
*	Ms. Mazza is an “interested person” (as defined in the 1940 Act) of the Trust. She is an “interested person” due to her status as an officer and employee of Schroders and its affiliates.

Officers

The following table sets forth certain information concerning the Trust’s officers. The officers of the Trust are employees of the Trust’s advisor and certain of its affiliates.

Name, Age and Address of Officer	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Catherine A. Mazza, 47 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman	Indefinite since 2006

Trustee and Chairman of the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust; Head of Product Development - Americas, Schroders; Director and President, SFA. Formerly, President and Chief Executive Officer, the Trust and Schroder Capital Funds (Delaware).

Mark A. Hemenetz, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite since May 2004

Chief Operating Officer - Americas, Schroders; Director and Chairman, SFA; President and Principal Executive Officer, the Trust, Schroder Capital Funds (Delaware), Schroder Global Series Trust. Formerly, Executive Vice President and Director of Investment Management, Bank of New York.

Alan M. Mandel, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer & Principal Financial and Accounting Officer	Indefinite since 1998	Head of Fund Administration, Schroders; Director, SFA; Treasurer & Principal Financial and Accounting Officer, the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust.

Carin F. Muhlbaum, 45 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998

General Counsel and Chief Administrative Officer, Schroders; Director and Secretary, SFA; Vice President, the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust. Formerly, Secretary, the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust.

Stephen M. DeTore, 56 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite since 2005

Chief Compliance Officer, Schroders; Director and Chief Compliance Officer, SFA; Chief Compliance Officer, the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust. Formerly, Deputy General Counsel, Gabelli Asset Management Inc.; Associate General Counsel, Gabelli Asset Management, Inc.; Assistant Director, Office of Examination Support, U.S. Securities and Exchange Commission.

Abby L. Ingber, 44 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary	Indefinite Chief Legal Officer since 2006 Secretary since 2007	Deputy General Counsel, Schroders; Chief Legal Officer and Secretary, the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust. Formerly, Senior Counsel, TIAA-CREF.
Angel Lanier, 46 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite since 2005	Legal Assistant, Schroders; Assistant Secretary, SFA; Assistant Secretary of the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust. Formerly, Associate, Schroders.

Certain Affiliations

The following table lists the positions held by the Trust’s officers and any Interested Trustees with affiliated persons or principal underwriters of the Trust:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Trust
Catherine A. Mazza	Trustee and Chairman of the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust; Head of Product Development - Americas, Schroders; Director and President, SFA.
Mark A. Hemenetz	President and Principal Executive Officer of the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust; Chief Operating Officer - Americas, Schroders; Director and Chairman, SFA.
Alan M. Mandel	Head of Fund Administration, Schroders; Director, SFA; Treasurer & Principal Financial and Accounting Officer, the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust.
Carin F. Muhlbaum	General Counsel and Chief Administrative Officer, Schroders; Director and Secretary, SFA; Vice President, the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust.
Stephen M. DeTore	Chief Compliance Officer, Schroders; Director and Chief

Compliance Officer, SFA; Chief Compliance Officer, the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust.
Abby L. Ingber	Deputy General Counsel, Schroders; Chief Legal Officer and Secretary, the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust.
Angel Lanier	Legal Assistant, Schroders; Assistant Secretary, SFA; Assistant Secretary, the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust.

Committees of the Board of Trustees

Audit Committee. The Board of Trustees has a separately-designated standing Audit Committee composed of all of the Disinterested Trustees of the Trust (currently, Messrs. Knight, Means and Vaughn). Mr. Guernsey was a member of the Audit Committee until he passed away in August, 2007. The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firms for the Fund and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund and Schroders and their affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met three times during the fiscal year ended October 31, 2007.

Nominating Committee. All of the Disinterested Trustees (currently, Messrs. Knight, Means and Vaughn) of the Trust serve as a Nominating Committee responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. Mr. Guernsey was a member of the Audit Committee until he passed away in August, 2007. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee’s criteria. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2007.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroder family of investment companies, as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
	Ranges:	Ranges:
	None $1-$10,000 $10,001-$50,000 $50,001-$100,000 Over $100,000	None $1-$10,000 $10,001-$50,000 $50,001-$100,000 Over $100,000
Disinterested Trustees
Peter S. Knight	None	None
William L. Means	None	$10,001-$50,000
James D. Vaughn	None	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Interested Trustees
Catherine A. Mazza	None	$50,001-$100,000
*	For these purposes, the Trust, Schroder Capital Funds (Delaware) and Schroder Global Series Trust are considered part of the same “Family of Investment Companies.”
**	The Fund was not in existence as of December 31, 2006.

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2006:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Peter S. Knight	N/A	N/A	N/A	N/A	N/A
William L. Means	N/A	N/A	N/A	N/A	N/A
James D. Vaughn	N/A	N/A	N/A	N/A	N/A

Trustees’ Compensation

Effective January 1, 2007, Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $25,000 for their services as Trustees of all open-end investment companies distributed by SFA (the “Trusts”), and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. The Chairman of the Audit Committee receives an additional annual retainer from the Trusts of $5,000, and each member of an Audit Committee receives a fee of $1,000 from the Trusts for each Audit Committee meeting attended in person or by telephone. Payment of the Trustee fees is allocated 50% to each Trust and the remaining 50% to the Trusts based on their respective amount of assets. If a meeting relates only to a single Fund or group of Funds, payments of such meeting fees are allocated only among those Funds to which the meeting relates.

Prior to January 1, 2007, Trustees who were not employees of Schroders or its affiliates received an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by SFA, and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies received an additional $1,000 per year. Payment of the Trustee fees was allocated 50% to each Trust and the remaining 50% to the Trusts based on their respective amount of assets. If a meeting related only to a single Fund or group of Funds, payments of meeting fees were allocated only among those Funds to which the meeting related.

The following table sets forth approximate information regarding compensation received by Trustees from the “Fund Complex” for the fiscal year ended October 31, 2007. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trusts receive no compensation from the Trusts and are compensated in their capacities as employees of Schroders and its affiliates). Effective November 1, 2006, Messrs. Dinkins, Howell, Michalis and Schwab resigned as Trustees of the Trust and became Trustees Emeritus. Trustees Emeritus each receive an annual stipend through October 31, 2008 of $15,000.

Name of Trustee	Aggregate Compensation from Schroder Series Trust	Total Compensation from Trust and Fund Complex Paid to Trustees*
David N. Dinkins**	8,947	15,000
Peter E. Guernsey***	11,631	19,500
John I. Howell**	8,947	15,000
Peter S. Knight	23,261	39,000
William L. Means	24,454	41,000
Clarence F. Michalis**	8,947	15,000
Hermann C. Schwab**	8,947	15,000
James D. Vaughn	27,436	46,000
*

The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust. The Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust are considered part of the same “Fund Complex” for these purposes.

**	Retired effective November 1, 2006.

***	Mr. Guernsey passed away in August, 2007.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust’s Declaration of Trust, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust’s bylaws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an “audit committee financial expert.” The Trust’s bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Trust’s Declaration of Trust. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

Schroders serves as the investment adviser for the Fund. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder International Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc through certain affiliates currently engages in the asset management business, and as of September 30, 2007, had under management assets of approximately $280.5 billion. Schroders’ address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

SIMNA Ltd., an affiliate of Schroders, is expected to be retained as sub-adviser to the Fund by Schroders.

SFA, the Trust’s principal underwriter, is a wholly owned subsidiary of Schroders.

PORTFOLIO MANAGERS

The portfolio manager primarily responsible for making investment decisions is Andreas Koester.

Other Accounts Managed. The following tables show information regarding other accounts managed by the portfolio manager of the Fund, as of October 31, 2007, unless otherwise indicated:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Schroder Multi-Asset Growth Fund
Andreas Koester
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	1	$166,567,000	None	None
Other Accounts*	12	$782,750,000	1	$150,522,000
*	As of November 7, 2007.

Material Conflicts of Interest. Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time. See “Brokerage Allocation and Other Practices” for more information about this process.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and three year periods, the level of funds under management and the level of performance fees generated. Performance is evaluated for each quarter, year and since inception of the relevant Fund. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. An employee’s bonus is paid in a combination of cash and Schroders plc stock, as determined by Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison vary. For the pooled vehicle managed by Mr. Koester, the return target is linked to European inflation. For the other accounts managed by the portfolio managers, performance of the fund is measured against a customized benchmark or they have an absolute return approach.

Ownership of Securities.

As of the date hereof, no shares of the Fund are outstanding.

MANAGEMENT CONTRACT

Management Contract. Under the Management Contract between the Trust, on behalf of the Fund, and Schroders, Schroders, at its expense, provides the Fund with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund, and in addition, at its expense, provides the Fund with management and administrative services necessary for the operation of the Fund, including preparation of shareholder reports and communications, regulatory compliance, such as reports to and filings with the SEC and state securities commissions, and general supervision of the operation of the Fund, including coordination of the services performed by the Fund’s administrator or sub-administrator, transfer agent, custodian, independent auditors, legal counsel and others.

Under the Management Contract, Schroders is required to continuously furnish the Fund an investment program consistent with the investment objective and policies of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust and by-laws, and of the Investment Company Act, and to the Fund’s investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

As compensation for services provided to the Fund pursuant to the Management Contract, Schroders is entitled to receive from the Trust a fee, computed and paid quarterly, at the annual rate (based on the Fund’s average daily net assets) of: 0.75%.

In order to limit the expenses of the Fund’s shares, the Fund’s adviser has contractually agreed until February 28, 2009 (i) to reduce its compensation by 0.15% and (ii) if necessary, to pay other Fund expenses to the extent that the Total Annual Fund Operating Expenses of the Fund (other than Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each share class of the Fund exceed the following annual rates (based on the average daily net assets attributable to each of the Fund’s share classes taken separately): Investor Shares 1.25%; A Shares: 1.50%; Advisor Shares: 1.50%; and R Shares: 1.75%. The fee waivers and/or expense limitations for the Fund may only be terminated during their term by the Board of Trustees.

Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trust. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroders pays the Trust’s office rent.

Under the Management Contract, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Fund’s assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Management Contract provides that Schroders shall not be subject to any liability to the Trust or to any shareholder for any act or omission in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Management Contract may be terminated as to the Fund without penalty by vote of the Trustees, by the shareholders of the Fund, or by Schroders, on 60 days’ written notice. The Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, the Management Contract may be amended only by a vote of the shareholders of the Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not “interested persons” of Schroders. The Management Contract provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not “interested persons” of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” (as defined above in “Investment Restrictions”).

Subadvisory Agreement.

Schroders expects to retain SIMNA Ltd. to serve as sub-adviser to the Fund pursuant to an Investment Subadvisory Agreement among Schroders, SIMNA Ltd. and the Trust on behalf of the Fund (the “Subadvisory Agreement”).

Under the Subadvisory Agreement, subject to the oversight of the Trustees and the direction and control of Schroders, SIMNA Ltd. is required to provide on behalf of the Fund the portfolio management services required of Schroders under the Fund’s Management Contract. Accordingly, SIMNA Ltd. will be required to regularly provide the Fund with investment research, advice, and supervision and furnish continuously investment programs consistent with the investment objectives and policies of the Fund, and determine, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust and By-laws, and of the Investment Company Act, and to the Fund’s investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

For the services to be rendered by SIMNA Ltd., Schroders (and not the Trust or the Fund) will pay to SIMNA Ltd. a monthly fee in an amount equal to fifty percent (50%) of all fees actually paid by the Fund to Schroders for such month under the Management Contract, provided that SIMNA Ltd.’s fee for any period will be reduced such that SIMNA Ltd. will bear fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period.

The Subadvisory Agreement provides that SIMNA Ltd. shall not be subject to any liability to the Trust or Schroders for any mistake of judgment or in any event whatsoever in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Subadvisory Agreement relating to the Fund may be terminated with respect to the Fund without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined above) of the Fund on 60 days’ written notice to SIMNA Ltd., (ii) by Schroders on 60 days’ written notice to SIMNA Ltd. or (iii) by SIMNA Ltd. on 60 days’ written notice to Schroders and the Trust. The Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment. The Subadvisory Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

Administrative Services. The Trust, on behalf of the Fund, has entered into an administration and accounting agreement with SEI, under which SEI provides administrative services necessary for the operation of the Fund, including recordkeeping, preparation of shareholder communications, assistance with regulatory compliance (such as reports to and filings with the SEC and state securities commissions), preparation and filing of tax returns, preparation of the Trust’s periodic financial reports, and certain other fund accounting services. Under that agreement, the Trust, together with Schroder Capital Funds (Delaware), pays fees to SEI based on the combined average daily net assets of all the funds of Schroder Capital Funds (Delaware) and the Trust, according to the following annual rates: 0.115% of the first $600 million of such assets; 0.11% on the next $400 million of such assets; 0.09% on the next $1 billion of such assets; and 0.07% on the average daily net assets in excess of $2 billion. The Fund pays its pro rata portion of such expenses. The administration and accounting agreement is terminable by either party at the end of a three year initial term or thereafter, at any time, by either party upon six (6) months written notice to the other party. The administration and accounting agreement is terminable by either party in the case of a material breach.

DISTRIBUTOR; DISTRIBUTION PLAN

Pursuant to a Distribution Agreement with the Trust, SFA (the “Distributor”), 875 Third Avenue, 22nd Floor, New York, New York 10022, serves as the distributor for the Trust’s continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of the Fund. Please see “Schroders and its Affiliates” for ownership information regarding the Distributor.

Distribution plan for A Shares, Advisor Shares and R Shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to compensate the Distributor in connection with the distribution of the Fund’s A Shares, Advisor Shares and R Shares. Under the Plan, the Fund may make payments based on the average daily net assets attributable to its A Shares, Advisor Shares and R Shares, taken separately, at the following annual rates: A Shares: up to 0.25%; Advisor Shares: up to 0.25%; and R Shares: up to 0.50%. Because the fees are paid out of the Fund’s assets attributable to its A Shares, Advisor Shares and R Shares, on an ongoing basis, over time these fees will increase the cost of an investment in A Shares, Advisor Shares and R Shares and may cost an investor more than paying other types of sales charges. Investor Shares are not subject to the Distribution Plan.

The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of A Shares, Advisor Shares and R Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of A Shares, Advisor Shares and R Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

The Distribution Plan may benefit the Fund by increasing sales of A Shares, Advisor Shares and R Shares and reducing redemptions of these shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Fund. Because 12b-1 fees are paid out of the Fund’s assets, shareholders share the expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Distribution Plan.

In addition, to compensate SFA for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s A Shares, SFA will be entitled to receive any initial sales load applicable to the sale of A Shares. There is no initial sales load or contingent deferred sales load for Advisor Shares, Investor Shares or R Shares. For more information on sales loads, please see “How To Buy Shares” below.

The Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding A Shares, Advisor Shares and R Shares, respectively, of the Fund. Any other material amendment to the Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees (“Qualified Trustees”) who are not “interested persons” (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. The Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund’s outstanding A Shares, Advisor Shares and R Shares, respectively.

Broker-dealers with which SFA has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Selection of Brokers. Schroders, in selecting brokers to effect transactions on behalf of the Fund, seeks to obtain the best execution available.

Allocation. Schroders may deem the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Schroders. In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

Brokerage and Research Services. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up.

In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best price and execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroders receives research, statistical, and quotation services from many broker-dealers with which it places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroders and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because Schroders and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and by the Management Contract, Schroders may cause the Fund to pay a broker that provides brokerage and research services to Schroders an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroders’ authority of the Trust to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

SIMNA Ltd., in its capacity as sub-adviser to the Fund, observes substantially the same allocation and brokerage and research policies and practices as those observed by Schroders described above.

Other Practices. Schroders and its affiliates also manage private investment companies (“hedge funds”) that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Fund. The hedge funds’ trading methodologies are generally different than those of the Fund and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in the Fund. At times, the hedge funds may be selling short securities held long in the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

Securities for which market quotations are readily available are valued at those quotations. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Board of Trustees of the Trust, which are summarized below. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value guidelines may differ from recent market prices for the investment.

Equity securities listed or traded on a domestic or foreign stock exchange for which last sales information is readily available are valued at the last reported sale price on the exchange on that day or, in the absence of sales that day, at the mean between the closing bid and ask prices (the “mid-market price”) or, if none, the last sale price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued based on trading on the exchange where the security is principally traded.) Securities purchased in an initial public offering and that have not commenced trading in a secondary market are valued at cost. In the case of securities traded primarily on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), the NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. If the NASDAQ Official Closing Price is not available, such securities will be valued as described above for exchange-traded securities.

Reliable market quotations are not considered to be readily available for most long-term bonds, certain preferred stocks, tax-exempt securities and certain foreign securities. Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Below investment grade debt instruments (“high yield debt”) and emerging markets debt instruments will generally be valued at prices furnished by pricing services based on the mean of bid and asked prices supplied by brokers or dealers, although, if the bid-asked spread exceeds five points, that security will typically be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, unless Schroders believes another valuation is more appropriate.

Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options and futures not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market price. Credit default and interest rate swaps are valued at the estimate of the mid-market price, together with other supporting information. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. If such prices are not available, unlisted securities and derivatives are valued by Schroders at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the markets where such securities and derivatives trade, such as security and bond prices, interest rates, and currency exchange rates.

All other securities and other property are valued at fair value based on procedures established by the Board of Trustees of the Trust.

If the Fund’s assets are invested in one or more open-end investment management companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the value of the securities held directly by the Fund and the net asset values of the registered open-end investment management companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which these companies will use fair value pricing.

All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S. dollars as of the close of trading of the Exchange (normally 4:00 p.m., Eastern time) based on the mean between the last quoted bid and ask price of such currencies against the U.S. dollar.

If any securities held by the Fund are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain officers at Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts’ reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund’s shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange. If events materially affecting the value of such securities occur during such period, then the Fair Value Committee of the Trust may consider whether it is appropriate to value these securities at their fair value.

The Fund uses a third party fair valuation vendor which provides a fair value for foreign securities held by the applicable Fund based on certain factors and methodologies applied by the vendor in the event that there is movement in specified U.S. market prices that exceeds a specific threshold established by the Fair Value Committee, in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Fair Value Committee also determines a “confidence interval” which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Fair Value Committee is exceeded on a specific day, the Fund will typically value non-U.S. securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. The Fund’s assets will be further allocated among its constituent classes of shares on the Trust’s books of account. Expenses with respect to any two or more funds or classes may be allocated in proportion to the net asset values of the respective funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific fund or class. The net asset value of the Fund’s A Shares, Advisor Shares and R Shares will generally differ from that of its Investor Shares due to the variance in dividends paid on each class of shares and differences in the expenses of A Shares, Advisor Shares, R Shares and Investor Shares.

HOW TO BUY SHARES

The Prospectus describes how investors may buy shares of the Fund and identifies the share classes offered by the Prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact a service organization such as a bank, trust company, broker-dealer, or other financial organization (a “Service Organization”) or Boston Financial Data Services (at 1-800-464-3108). Investors who purchase shares at net asset value through employee benefit plans or employer-sponsored retirement plans should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

General information. The Fund is currently making a continuous offering of its shares. The Fund receives the entire net asset value of shares sold. The Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of A Shares, the public offering price is the net asset value plus the applicable initial sales load, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the initial sales load, expressed as a percentage.) Advisor Shares, Investor Shares and R Shares do not have an initial sales load.

Purchases of A Shares, Advisor Shares and Investor Shares are subject to the minimums stated in the Prospectus, except that the minimum investment is waived for investors purchasing additional A Shares, Advisor Shares or Investor Shares through the automatic purchase option.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder’s account on the payment date.

A Shares Sales Charges. This section describes certain key features of A Shares offered to investors and that are not sold at net asset value. Much of this information addresses the sales charges, including an initial sales load, which may be imposed on A Shares. This information supplements the description of the A Shares included in the Prospectus. The public offering price of A Shares is the net asset value plus an initial sales load that varies depending on the size of your purchase (calculable as described above). The Fund receives the net asset value. The table below indicates the sales charges applicable to purchases of A Shares of the Fund. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and SFA as shown in the tables below, except when SFA, in its discretion, allocates the entire amount to your investment dealer.

The underwriter’s commission, or dealer reallowance, is the sales load shown in the Prospectus less any applicable dealer discount. SFA will give dealers ten days’ notice of any changes in the dealer discount. SFA retains the entire sales charge on any retail sales made by it.

Amount of Purchase Payment	Sales Load as a % of Offering Price	Reallowance to selected dealers as % of offering price	Reallowance payable to SFA as of offering price
Less than $50,000	4.50%	4.00%	0.50%
$50,000 to $99,999	4.00%	3.50%	0.50%
$100,000 to $249,999	3.50%	3.00%	0.50%
$250,000 to $499,999	2.50%	2.00%	0.50%
$500,000 to $999,999	2.00%	1.75%	0.25%
$1,000,000 or more	0%	0%	0%

A Shares may be purchased without initial sales loads by: (i) investment advisory clients of Schroders; (ii) current or former Trustees; (iii) trustees or custodians of any employee benefit plan or employer-sponsored retirement plan, IRA, Keogh plan, or trust established for the benefit of an employee or officer of Schroders and any of its affiliates; (iv) any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity; and (v) certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers, and their investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts.

You may also qualify for a reduced initial sales load through the Rights of Accumulation program and through investment by a letter of intent, as described in the Prospectus. Information about sales loads discounts is also available free of charge on the following website: www.schroderfunds.com.

Initial sales charges on shares sold outside the United States may differ from those applied to U.S. sales.

REDEMPTION OF SHARES

The Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund.

To the extent that the redemption fee applies, the price you will receive when you redeem your shares of the Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The Fund permits exceptions to the redemption fee policy for the following transactions:

•

to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly, or, if more frequent, was the result of an extraordinary change in the management or operation of the wrap program leading to a revised investment model that is applied across all applicable accounts in the wrap program;

•

to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•

to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, the following transactions in participant-directed retirement plans:

•	where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, and loan repayments);
•	redemptions made in connection with taking out a loan from the plan;
•	redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders;
•	redemptions made as part of a systematic withdrawal plan;
•	redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan;
•	redemptions made in connection with a participant’s termination of employment; and
•	redemptions made as part of a periodic rebalancing under an asset allocation model.
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund;
•	redemptions of shares acquired through the reinvestment of dividends or distributions paid by the Fund;
•	redemptions and exchanges effected by other mutual funds (e.g., funds of funds) that are sponsored by Schroders or its affiliates;
•	to the extent the Fund is used as a qualified default investment alternative under the Employee Retirement Income Security Act of 1974 for certain 401(k) plans; and
•	otherwise as the officers of Schroders or the Trust may determine is appropriate after consideration of the purpose of the transaction and the potential impact to the Fund.

The application of the redemption fee and exceptions may vary among intermediaries, and certain intermediaries may not apply the exceptions listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund has no arrangements with any person to permit frequent purchases and redemptions of the Fund shares.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. It does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

Taxation of the Fund. The Fund intends to qualify each year and elect to be taxed as a “regulated investment company” (a “RIC”) under Subchapter M of the Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

In order to qualify as a RIC the Fund must, among other things, (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than the U.S. Government or other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. The Fund intends to make such distributions.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives less than 90% of its income from passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of the Fund’s investment in loan participations, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.

If the Fund does not qualify for taxation as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Taxable distributions. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

Because the Fund will invest a potentially significant portion of its assets in shares of underlying funds, it is possible that its distributable income and gains will normally consist in significant measure of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a passive foreign investment company.

If the Fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011.

Return of capital distributions. If the Fund makes a distribution to shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholders’ tax basis in their shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces shareholders’ tax basis in their shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition their shares.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.

Securities issued or purchased at a discount. The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Transactions in Fund shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon such a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions from the Fund of long-term capital gain with respect to the shares during the six-month period. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Depending on the Fund’s percentage ownership in an underlying fund before and after a redemption of underlying fund shares, the Fund’s redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend would qualify as qualified dividend income; otherwise, it would be taxable as ordinary income.

Foreign currency transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations of the foreign currency concerned.

The Fund may have significant exposure to foreign currencies and may take significant positions in forward currency contracts. As described under “Taxation of the Fund” above, at least 90% of a fund’s gross income for each taxable year must consist of certain types of qualifying income. The Code grants the Secretary of the Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as qualifying income for purposes of the 90% gross income requirement in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively. If the Fund were to fail to qualify as a regulated investment company in any year, the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences previously described.

Foreign investments. With respect to investment income and gains received by the Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, the Fund’s investments in foreign securities may increase or accelerate the Fund’s recognition of ordinary income or loss and may affect the timing or amount of the Fund’s distributions, including in situations where such distributions may economically represent a return of a particular shareholder’s investment. Investments, if any, in “passive foreign investment companies” could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies. However, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a “qualified electing fund.”

If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. It is anticipated that shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Under current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

Hedging transactions. If the Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Certain Investments in REITs. The Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times results in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Some of the REITs in which the Fund invests may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”) or may themselves constitute TMPs. Under a notice issued by the IRS in November 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. The Fund does not intend to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.

UBTI. Under current law, the Funds generally serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. For example, if (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. If a charitable remainder trust (as defined in Code Section 664) realizes UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI.

Tax-Exempt Shareholders. Under current law, the Fund generally serves to “block” unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Backup withholding. The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of certain of your dividends and other distributions if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010 unless Congress enacts legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Tax shelter reporting regulations. Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders. In general, dividends (other than capital gain dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (an “interest-related dividend”), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (a “short-term capital gain dividend”). The Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. Pending legislation would extend the exemption from withholding for interest-related and short-term capital gain distributions for one year, i.e. for taxable years beginning before January 1, 2009. At the time of this filing, it is unclear whether the legislation will be enacted. In addition, as indicated above, capital gain dividends will not be subject to withholding of U.S. federal income tax.

The fact that the Fund achieves its investment objectives in potentially significant measure by investing in underlying funds will generally not adversely affect the Fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund’s qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

PRINCIPAL HOLDERS OF SECURITIES

As of the date hereof, no shares of the Fund are outstanding.

CUSTODIAN

JP Morgan Chase Bank, 270 Park Avenue, New York, New York, is the custodian of the assets of the Fund. The custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy, Massachusetts 02171, is the Trust’s registrar, transfer agent, and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, provides audit services, and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

Schroders, SFA, and SIMNA Ltd. have each adopted a Code of Ethics, and the Trust has adopted a combined Code of Ethics as amended from time to time, pursuant to the requirements of Rule 17j-1 of the Investment Company Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics have been filed as exhibits to the Trust’s Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated authority and responsibility to vote any proxies relating to voting securities held by the Fund to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders’ proxy voting policies and procedures is attached as Appendix A to this SAI. Information regarding how Schroders voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, through the Schroders Funds’ website at www.schroderfunds.com or by calling (800) 464-3108 and on the SEC website at http://www.sec.gov.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the relevant Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

As the fund has not commenced operations, no financial statements for the Fund are provided.

APPENDIX A

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS

OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.’s (“Schroders”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that Schroders:

•	Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and
•	Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the “Funds”):

•	Disclose their proxy voting policies and procedures in their registration statements and
•	Annually, file with the SEC and make available to shareholders their actual proxy voting.

(a)	Proxy Voting General Principles

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Proxy Committee

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders’ Global Corporate Governance Team (the “Team”) is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global Corporate Governance Policy (the “Policy”), as revised from time to time. The Policy, which has been developed by Schroders’ Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders’ positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS’s primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS’s and others’ recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders’ clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

•	Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;
•	A proponent of a proxy proposal has a client relationship with Schroders;
•	A proponent of a proxy proposal has a business relationship with Schroders;
•	Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Team will determine whether a proposal is material as follows:

•

Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•

Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

B. If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders’ own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS’ recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer. The rationale of such vote will be memorialized in writing.

Record of Proxy Voting

The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

•	Name of the issuer of the security;
•	Exchange ticker symbol;
•	CUSIP number, if available;
•	Shareholder meeting date;
•	Brief summary of the matter voted upon;
•	Source of the proposal, i.e., issuer or shareholder;
•	Whether the fund voted on the matter;
•	How the fund voted; and
•	Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

APPENDIX B

FIXED INCOME AND COMMERCIAL PAPER RATINGS

Moody’s Investors Service Inc. (“Moody’s”)

Fixed Income Security Ratings

“Aaa” Fixed income securities which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” Fixed income securities which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade fixed income securities. They are rated lower than the best fixed income securities because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in “Aaa” securities.

“A” Fixed income securities which are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” Fixed income securities which are rated “Baa” are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities rated “Aaa”, “Aa”, “A” and “Baa” are considered investment grade.

“Ba” Fixed income securities which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

“B” Fixed income securities which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” Fixed income securities which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” Fixed income securities which are rated “Ca” present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” Fixed income securities which are rated “C” are the lowest rated class of fixed income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody’s may apply numerical modifiers, “1”, “2”, and “3” in each generic rating classification from “Aa” through “B”. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid range ranking; and a modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: “Prime 1”, “Prime 2”, “Prime 3”.

Issuers rated “Prime 1” have a superior capacity for repayment of short term promissory obligations. Issuers rated “Prime 2” have a strong capacity for repayment of short term promissory obligations; and Issuers rated “Prime 3” have an acceptable capacity for repayment of short term promissory obligations. Issuers rated “Not Prime” do not fall within any of the Prime rating categories.

Standard & Poor’s Rating Services (“Standard & Poor’s”)

Fixed Income Security Ratings

A Standard & Poor’s fixed income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

“AAA” Fixed income securities rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

“AA” Fixed income securities rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

“A” Fixed income securities rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed income securities in higher rated categories.

“BBB” Fixed income securities rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed income securities in this category than for fixed income securities in higher rated categories.

Fixed income securities rated “AAA”, “AA”, “A” and “BBB” are considered investment grade.

“BB” Fixed income securities rated “BB” have less near term vulnerability to default than other speculative grade fixed income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

“B” Fixed income securities rated “B” have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

“CCC” Fixed income securities rated “CCC” have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

“CC” The rating “CC” is typically applied to fixed income securities subordinated to senior debt which is assigned an actual or implied “CCC” rating.

“C” The rating “C” is typically applied to fixed income securities subordinated to senior debt which is assigned an actual or implied “CCC “ rating.

“CI” The rating “CI” is reserved for fixed income securities on which no interest is being paid.

“NR” Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Fixed income securities rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such fixed income securities will likely have some quality and protective characteristics, these are out weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus ( ): The rating from “AA” TO “CCC” may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

Commercial Paper Ratings

Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax exempt commercial paper.

Issues assigned “A” ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation “1”, “2”, and “3” to indicate the relative degree of safety.

“A 1” Indicates that the degree of safety regarding timely payment is very strong.

“A 2” Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated “A 1”.

“A 3” Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. (“Fitch”)

Fixed Income Security Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Short-Term Ratings

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1 “ categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Duff & Phelps

Fixed Income Securities

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

Certificates Of Deposit Ratings

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Agreement and Declaration of Trust (see Note 1).

(b) Third Amended Bylaws of the Registrant (see Note 12).

(c)

(i) Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights (see Note 1).

(ii) Portions of Bylaws Relating to Shareholders’ Rights (see Note 1).

(d)

(i) Form of Management Contract between the Trust, on behalf of Schroder Enhanced Income Fund, and Schroder Investment Management North America Inc. (see Note 10).

(ii) Management Contract between the Trust, on behalf of Schroder Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund, Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund and Schroder Fixed Income Fund), and Schroder Investment Management North America Inc. dated as of December 9, 2003 (see Note 12).

(iii) Management Contract between the Trust, on behalf of Schroder Global Equity Yield Fund, Schroder Global Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Strategic Bond Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Investment Management North America Inc. (see Note 16).

(iv) Investment Subadvisory Agreement between the Trust, on behalf of Schroder Global Equity Yield Fund, Schroder Global Opportunities Fund, Schroder Emerging Market Equity Fund, and Schroder Strategic Bond Fund, Schroder Investment Management North America Inc., and Schroder Investment Management North America Ltd. (see Note 17).

(v) Management Contract between the Trust, on behalf of Schroder International Diversified Value Fund, and Schroder Investment Management North America Inc. (see Note 20).

(vi) Management Contract between the Trust, on behalf of Schroder Multi-Asset Growth Portfolio (formerly, Schroder All Asset Fund), and Schroder Investment Management North America Inc., filed herewith.

(vii) Investment Subadvisory Agreement between the Trust, on behalf of Schroder International Diversified Value Fund, Schroder Investment Management North America Inc., and Schroder Investment Management North America Ltd. (see Note 20).

(viii) Investment Subadvisory Agreement between the Trust, on behalf of Schroder Multi-Asset Growth Portfolio, Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd., filed herewith.

(e) Distribution Agreement dated September 15, 1999 (see Note 3).

(f) Not applicable.

(g)

(i) Global Custody Agreement between the Trust and The Chase Manhattan Bank dated as of November 5, 2001 (“Global Custody Agreement”) (see Note 5).

(ii) Amendment to Custody Agreement between the Trust and JPMorgan Chase Bank, NA (formerly, The Chase Manhattan Bank) dated October 26, 2005 (see Note 15).

(iii) Form of Third Amended and Restated Exhibit B to Global Custody Agreement between the Trust and JPMorgan Chase Bank, NA (see Note 15).

(iv) Fifth Amended and Restated Exhibit B to Global Custody Agreement between the Trust and JPMorgan Chase Bank, NA relating to Schroder International Diversified Value Fund (see Note 20).

(v) Sixth Amended and Restated Exhibit B to Global Custody Agreement between the Trust and JP Morgan Chase Bank, NA relating to Schroder Multi-Asset Growth Portfolio, filed herewith.

(h)

(i) Transfer Agent and Service Agreement (see Note 1).

(ii) Form of Delegation Amendment to Transfer Agent and Service Agreement dated as of July 24, 2002 (see Note 6).

(iii) Amendment to Transfer Agent and Service Agreement relating to Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund, dated December 31, 2003 (see Note 12).

(iv) Form of Letter to State Street Bank and Trust, as Transfer Agent, relating to Schroder Enhanced Income Fund (see Note 10).

(v) Form of Letter to State Street Bank and Trust, as Transfer Agent, relating to Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund and Schroder Fixed Income Fund) (see Note 11).

(vi) Amendment to Transfer Agent and Service Agreement between State Street Bank and Trust Company and the Trust dated September 1, 2006 (see Note 21).

(vii) Form of Letter to State Street Bank and Trust, as Transfer Agent, relating to Schroder Global Equity Yield Fund, Schroder Global Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Strategic Bond Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund (see Note 15).

(viii) Letter to State Street Bank and Trust, as Transfer Agent, relating to Schroder International Diversified Value Fund (see Note 20).

(ix) Letter to State Street Bank and Trust, as Transfer Agent, relating to Schroder Multi-Asset Growth Portfolio, filed herewith.

(x) Administration and Accounting Agreement among the Trust, Schroder Fund Advisors Inc. and SEI Investments Global Fund Services dated as of October 8, 2001 (“SEI Administration Agreement”) (see Note 5).

(xi) Form of Amendment No. 1 to the SEI Administration Agreement (see Note 8).

(xii) Form of Amendment No. 2 to the SEI Administration Agreement relating to Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund (see Note 12).

(xiii) Form of Amendment No. 4 to the SEI Administration Agreement relating to Schroder Global Equity Yield Fund, Schroder Global Opportunities Fund, Schroder Emerging Market Equity Fund, and Schroder Strategic Bond Fund (see Note 16).

(xiv) Amendment No. 5 to the SEI Administration Agreement relating to Schroder International Diversified Value Fund (see Note 20).

(xv) Amendment No. 6 to the SEI Administration Agreement relating to Schroder Multi-Asset Growth Portfolio, filed herewith.

(xvi) Expense Limitation Agreement between Schroder Investment Management North America Inc. and the Trust relating to Schroder Emerging Market Equity Fund and Schroder U.S. Small and Mid Cap Opportunities Fund, effective March 31, 2006 until March 31, 2007 (see Note 17).

(xvii) Expense Limitation Agreement between Schroder Investment Management North America Inc. and the Trust relating to the Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund), effective July 21, 2006 until July 31, 2007 (see Note 18).

(xviii) Expense Limitation Agreement between Schroder Investment Management North America Inc. and the Trust relating to the Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund), effective August 1, 2007 until August 30, 2007 (see Note 19).

(xix) Expense Limitation Agreement between Schroder Investment Management North America Inc. and the Trust relating to the Schroder International Diversified Value Fund, effective August 29, 2006 until August 30, 2007 (see Note 20).

(xx) Expense Limitation Agreement between Schroder Investment Management North America Inc. and the Trust relating to Schroder Strategic Bond Fund, effective July 5, 2006 until June 30, 2007 (see Note 21).

(xxi) Expense Limitation Agreement between Schroder Investment Management North America Inc. and the Trust relating to the Schroder Enhanced Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund (see Note 21).

(xxii) Expense Limitation Agreement between Schroder Investment Management North America, Inc. and the Trust relating to Schroder Emerging Market Equity Fund and Schroder U.S. Small and Mid Cap Opportunities Fund, effective April 1, 2007 to February 28, 2008 (see Note 21).

(xxiii) Expense Limitation Agreement between Schroder Investment Management North America Inc. and the Trust relating to Schroder Strategic Bond Fund, effective July 1, 2007 to February 28, 2008 (see Note 21).

(xxiv) Expense Limitation Agreement between Schroder Investment Management North America Inc. and the Trust relating to Schroder International Diversified Value Fund and Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund), effective August 31, 2007 to February 28, 2008 (see Note 21).

(xxv) Expense Limitation Agreement between Schroder Investment Management North America Inc. and the Trust relating to Schroder Multi-Asset Growth Portfolio, effective December 14, 2007 to February 28, 2009, filed herewith.

(i)

(i) Opinion of Ropes & Gray (see Note 3).

(ii) Opinion of Ropes & Gray LLP relating to Schroder Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund and Schroder Total Return Fixed Income Fund (formerly, U.S. Core Fixed Income Fund and Schroder Fixed Income Fund) (see Note 8).

(iii) Opinion of Ropes & Gray LLP relating to Schroder Enhanced Income Fund (see Note 10).

(iv) Opinion of Ropes & Gray LLP relating to Schroder Global Equity Yield Fund, Schroder Global Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Strategic Bond Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund (see Note 15).

(v) Opinion of Ropes & Gray LLP relating to Schroder International Diversified Value Fund (see Note 20).

(vi) Opinion of Ropes & Gray LLP relating to Schroder Multi-Asset Growth Portfolio, filed herewith.

(j) Not applicable.

(k) Not applicable.

(l) Initial Capital Agreement (see Note 1).

(m)

(i) Distribution Plan and Agreement for Advisor Shares (see Note 8).

(ii) Distribution Plan and Agreement for Advisor Shares of Schroder Enhanced Income Fund (see Note 10).

(iii) Distribution Plan and Agreement for Advisor Shares of Schroder Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund, and Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund and Schroder Fixed Income Fund) (see Note 16).

(iv) Form of Distribution Plan and Agreement for Advisor Shares of Schroder Global Equity Yield Fund, Schroder Global Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Strategic Bond Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund (see Note 16).

(v) Form of Distribution Plan and Agreement for Advisor Shares of Schroder International Diversified Value Fund (see Note 20).

(vi) Distribution Plan for A Shares, Advisor Shares and R Shares of Schroder Multi-Asset Growth Portfolio, filed herewith.

(n)

(i) Third Amended and Restated Multiclass (Rule 18f-3) Plan (see Note 20).

(ii) Fourth Amended and Restated Multiclass (Rule 18f-3) Plan, filed herewith.

(o) Reserved.

(p)

(i) Code of Ethics for Schroders and Schroder Fund Advisors Inc. (see Note 13).

(ii) Amended Code of Ethics of the Trust (see Note 21).

(iii) Code of Ethics of SIMNA Ltd. (see Note 15).

(q) Power of Attorney for Peter E. Guernsey, Mark A. Hemenetz, Peter S. Knight, Alan M. Mandel, Catherine A. Mazza, William L. Means, and James D. Vaughn (see Note 21).

Notes:

1. Exhibit incorporated by reference to Post-Effective Amendment No. 11 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 25, 1999, accession number 0000950135-97-000990.

2. Exhibit incorporated by reference to Post-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on April 14, 1997, accession number 0000950135-97-012780.

3. Exhibit incorporated by reference to Post-Effective Amendment No. 12 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 29, 2000, accession number 0000912057-009075.

4. Exhibit incorporated by reference to Post-Effective Amendment No. 14 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 28, 2001, accession number 0000912057-01-006924.

5. Exhibit incorporated by reference to Post-Effective Amendment No. 15 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on January 29, 2002, accession number 0000950136-02-000240.

6. Exhibit incorporated by reference to Post-Effective Amendment No. 16 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 28, 2003, accession number 0000950136-03-000458.

7. Exhibit incorporated by reference to Post-Effective Amendment No. 17 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on October 17, 2003, accession number 0000950136-03-002563.

8. Exhibit incorporated by reference to Post-Effective Amendment No. 18 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on December 31, 2003, accession number 0000950136-03-003240.

9. Exhibit incorporated by reference to Post-Effective Amendment No. 19 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 27, 2004, accession number 0000950136-04-000603.

10. Exhibit incorporated by reference to Post-Effective Amendment No. 20 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on October 13, 2004, accession number 0000950136-04-003374.

11. Exhibit incorporated by reference to Post-Effective Amendment No. 22 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on October 29, 2004, accession number 0000950136-04-003635.

12. Exhibit incorporated by reference to Post-Effective Amendment No. 23 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on December 22, 2004, accession number 0000950136-04-004510.

13. Exhibit incorporated by reference to Post-Effective Amendment No. 24 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 25, 2005, accession number 0000950136-05-001049.

14. Exhibit incorporated by reference to Post-Effective Amendment No. 25 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on April 20, 2005, accession number 0000950136-05-002183.

15. Exhibit incorporated by reference to Post-Effective Amendment No. 26 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on January 11, 2006, accession number 0000950136-06-000150.

16. Exhibit incorporated by reference to Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 28, 2006, accession number 0000950136-06-001487.

17. Exhibit incorporated by reference to Post-Effective Amendment No. 28 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on March 30, 2006, accession number 0000950136-06-002515.

18. Exhibit incorporated by reference to Post-Effective Amendment No. 31 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on July 21, 2006, accession number 0000950136-06-005905.

19. Exhibit incorporated by reference to Post-Effective Amendment No. 33 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on August 29, 2006, accession number 0000950136-06-007132.

20. Exhibit incorporated by reference to Post-Effective Amendment No. 34 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on August 29, 2006, accession number 0000950136-06-007357.

21. Exhibit incorporated by reference to Post-Effective Amendment No. 37 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 28, 2007, accession number 0000950136-07-001245

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS

None.

ITEM 25. INDEMNIFICATION

Article VIII of the Registrant’s Agreement and Declaration of Trust provides as follows:

SECTION 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or (b) to be liable to the Trust or it’s Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees’ then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts as opposed to a full trial type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery, from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust of its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s Office.

SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Article 12 of the Registrant’s Amended Bylaws provides as follows:

12.1 EFFECT OF AUDIT COMMITTEE FINANCIAL EXPERT DESIGNATION. The conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, neither the determination that a Trustee is an “audit committee financial expert” nor the knowledge, experience or other qualifications underlying such a determination shall result in that Trustee being held to a standard of care that is higher than the standard that would be applicable in the absence of such a determination or such knowledge, experience or qualification, nor shall such a determination or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such a determination or such knowledge, experience or qualification. Any determination of whether a Trustee has complied with any applicable standard of care, including without limitation any standard of care set out in any constituent document of the Trust, and any determination of whether a Trustee shall be entitled to indemnification pursuant to any provision of the Declaration of Trust or these Bylaws, shall be made in light of and based upon the provisions of this paragraph, and any person serving as Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal.

12.2. MANDATORY INDEMNIFICATION OF TRUSTEES. The Trust shall to the fullest extent legally permissible indemnify each person who is or was a Trustee against all liabilities, costs and expenses reasonably incurred by such person in connection with or resulting from any action, suit or proceeding, whether civil, criminal, administrative or investigative, brought by any governmental or self-regulatory authority, including without limitation any formal or informal investigation into possible violations of law or regulation initiated by any governmental body or self-regulatory authority, in which such person may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of he or she having been a Trustee, or by reason of any action taken or not taken in such capacity, except to the extent prohibited by the Declaration of Trust. Any person serving as Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal or any proceeding related to any period prior to such amendment or removal.

Reference is made to the Distribution Agreement, filed herewith, which contains provisions for the indemnification by Schroder Fund Advisors Inc. of the Registrant and Trustees and officers of the Registrant under certain circumstances. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees and officers of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee or officer of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The directors and officers of the Registrant’s investment adviser, Schroder Investment Management North America Inc. (“Schroders”), have been engaged during the past two fiscal years in no business, vocation, or employment of a substantial nature other than as directors, officers, or employees of the investment adviser or certain of its corporate affiliates, except the following, whose principal occupations during that period, other than as directors or officers of the investment adviser or certain of its corporate affiliates, are as follows: Virginie Maisonneuve, Director of Schroders, who was formerly a Director and Co-Chief Investment Officer at Clay Finlay; Abby Ingber, Senior Vice President of Schroders, who was formerly Senior Counsel at TIAA-CREF; E. Ross Servick, Senior Vice President of Schroders, who was formerly Senior Vice President at Managers Investment Group; William MacCarter Sims, Senior Vice President of Schroders, who was formerly a Managing Director of Specialty Distribution at Columbia Management Group; and Alan Brown, Executive Director of Schroders, who was formerly Executive Vice President of State Street Corporation.

The address of Schroders and Schroder Fund Advisors Inc. is 875 Third Avenue, 22nd Floor, New York, NY 10022. The addresses of certain corporate affiliates of Schroders are as follows: Schroder Investment Management North America Limited, Schroder Ltd., and Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United Kingdom. Each of Schroder Investment Management Limited, Schroder Investment Management (UK) Limited, Schroder Investment Management (Europe), Korea Schroder Fund Management Limited and Schroder Personal Investment Management, is located at 33 Gutter Lane, London EC2V 8AS United Kingdom. Schroder Investment Management (Singapore) Limited is located at #47-01 OCBC Centre, Singapore. Schroder Investment Management (Hong Kong) Limited is located at 8 Connaight Place, Hong Kong. Schroder Investment Management (Australasia) Limited is located at 225 George Place, Sydney, Australia. PT Schroder Investment Management Indonesia is located at Lippo Plaza Bldg., 25 Jakarta, 12820. Schroders (C.I.) Limited is located at St. Peter Port, Guernsey, Channel Islands, GY1 3UF. Schroder Properties Limited is located at Senator House, 85 Queen Victoria Street, London EC4V 4EJ, United Kingdom.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Schroder Fund Advisors Inc. currently acts as the principal underwriter for each series of Registrant, each series of Schroder Capital Funds (Delaware) and each series of Schroder Global Series Trust.

(b) The directors and officers of the Registrant’s principal underwriter are as follows:

Name and Principal Business Address*	Position and Office with Underwriter	Position and Office with the Trust
Catherine A. Mazza	Director and President	Trustee and Chairman
Mark A. Hemenetz	Director and Chairman	President and Principal Executive Officer
Alan M. Mandel	Director	Treasurer & Principal Financial and Accounting Officer
Carin F. Muhlbaum	Director and Secretary	Vice President
Stephen DeTore	Director and Chief Compliance Officer	Chief Compliance Officer
Angel Lanier	Assistant Secretary	Assistant Secretary
*	The principal business address of each individual listed above is 875 Third Avenue, 22nd Floor, New York, New York 10022.

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant’s Vice President, Carin F. Muhlbaum; Registrant’s investment adviser, Schroder Investment Management North America Inc.; Registrant’s custodian, J.P. Morgan Chase Bank; and Registrant’s transfer agent and registrar, Boston Financial Data Services, Inc. The address of the Vice President and investment adviser is 875 Third Avenue, 22nd Floor, New York, New York 10022.

The address of the custodian is 270 Park Avenue, New York, New York 10017. The address of the transfer agent and registrar is Two Heritage Drive, Quincy, Massachusetts 02171.

ITEM 29. MANAGEMENT SERVICES

None.

ITEM 30. UNDERTAKINGS

(a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant’s outstanding shares of beneficial interest, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist, in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

NOTICE

A copy of the Agreement and Declaration of Trust of Schroder Series Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York, on this 20th of December, 2007.

SCHRODER SERIES TRUST

By:	/s/ Alan M. Mandel
Name:	Alan M. Mandel
Title:	Treasurer & Principal Financial and Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on December 20, 2007.

Principal Executive Officer

By:	/s/ Alan M. Mandel
Name:	Alan M. Mandel
Title:	Treasurer & Principal Financial and Accounting Officer

Principal Financial and Accounting Officer

*Mark A. Hemenetz, President and Principal Executive Officer

*Peter S. Knight, Trustee

*Catherine A. Mazza, Trustee

*William L. Means, Trustee

*James D. Vaughn, Trustee

By:	/s/ Alan M. Mandel
Alan M. Mandel, Attorney-in-Fact*
*	Pursuant to power of attorney previously filed as an exhibit to this
Registration Statement.

Exhibit Index

(d)(vi)

Management Contract between the Trust, on behalf of Schroder Multi-Asset Growth Portfolio (formerly, Schroder All Asset Fund), and Schroder Investment Management North America Inc.

(d)(viii)

Investment Subadvisory Agreement between the Trust, on behalf of Schroder Multi-Asset Growth Portfolio, Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd.

(g)(v)

Sixth Amended and Restated Exhibit B to Global Custody Agreement between the Trust and JP Morgan Chase Bank, NA relating to Schroder Multi-Asset Growth Portfolio.

(h)(ix)

Letter to State Street Bank and Trust, as Transfer Agent, relating to Schroder Multi-Asset Growth Portfolio.

(h)(xv)

Amendment No. 6 to the SEI Administration Agreement relating to Schroder Multi-Asset Growth Portfolio.

(h)(xxv)

Expense Limitation Agreement between Schroder Investment Management North America Inc. and the Trust relating to Schroder Multi-Asset Growth Portfolio.

(i)(vi)

Opinion of Ropes & Gray LLP relating to Schroder Multi-Asset Growth Portfolio.

(m)(vi)

Distribution Plan for A Shares, R Shares and Advisor Shares of Schroder Multi-Asset Growth Portfolio.

(n)(ii)

Fourth Amended and Restated Multiclass (Rule 18f-3) Plan.